Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the goal of one or more of the funds matches your own.
To learn more about each fund and its investments, you can obtain a copy of the funds' most recent financial report and portfolio listing or a copy of
the Statement of Additional Information (SAI) dated    April 30, 1997    .
The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call 1-800-544-2442.
   The VIP III: Balanced Portfolio was formerly known as Fidelity Advisor Annuity Income & Growth Fund.
Shares of the fund may be purchased only by separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this Prospectus is not available in your state, this Prospectus is not to be considered a solicitation. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

lIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED
BY THE SECURITIES AND
EXCHANGE COMMISSION OR
ANY STATE SECURITIES
COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION
PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
VIPIII-BAL-pro-0497

   VARIABLE
INSURANCE

PRODUCTS
FUND III
Variable Insurance Products Fund III (VIP III) (the Trust)     is designed
to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies, Balanced Portfolio is a fund of the Trust.
   BALANCED PORTFOLIO seeks high income with     preservation of capital by
investing in a broadly diversified portfolio of securities. The fund also considers the potential for growth of capital.
PROSPECTUS
APRIL 30, 1997        (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109

CONTENTS



KEY FACTS                      THE FUND AT A GLANCE

                               WHO MAY WANT TO INVEST

                               FINANCIAL HIGHLIGHTS A summary of the fund's financial data.

THE FUND IN DETAIL             CHARTER How the fund is organized.

                               INVESTMENT PRINCIPLES AND RISKS The fund's overall approach to investing.

                               BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

                               PERFORMANCE

ACCOUNT POLICIES               DISTRIBUTIONS AND TAXES

                               TRANSACTION DETAILS Share price calculations and how to invest and redeem.

APPENDIX                       Description of Moody's and S&P's Corporate Bond
                               Ratings.


KEY FACTS


THE FUND AT A GLANCE
Balanced Portfolio is designed to provide an investment vehicle for variable annuity and variable life contracts of various insurance companies.
   M    ANAGEMENT: Fidelity Management & Research Company (FMR) is the
management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Affiliates of FMR may choose investments for some of the funds.
   BALANCED PORTFOLIO
(formerly known as Fidelity Advisor Annuity Income & Growth Fund)
GOAL: Both income and growth of capital.
STRATEGY: Invests in a diversified portfolio of equity and fixed-income securities.
SIZE:    As of December 31, 1996, the fund had over $103 million in
asset    s.



THE SPECTRUM OF FIDELITY FUNDS
Broad categories of Fidelity funds are
presented here in order of ascending risk.
Generally, investors seeking to maximize
return must assume greater risk.    Balanced is
in the Growth & Income category.
(solid bullet) MONEY MARKET Seeks income and stability by investing in high-quality, short-term investments.
(solid bullet) INCOME Seeks income by investing in bonds.
(right arrow) GROWTH AND INCOME Seeks long-term growth and income by investing in stocks and bonds.
(solid bullet) GROWTH Seeks long-term growth by investing mainly in stocks.
(checkmark)
WHO MAY WANT TO INVEST
The value of the fund's investments and, as applicable, the income they generate will vary from day to day, and generally reflect changes in market conditions, interest rates, and other company, political, or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Over time, however, stocks, although more volatile, have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
An investment in the fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. As with any mutual fund, there is no assurance that a fund will achieve its goal.
The fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors who seek a combination of growth and income from equity and some bond investments.

FINANCIAL HIGHLIGHTS
The financial highlights tables that follow and the fund's financial statements are included in the fund's Annual Report and has been audited by Price Waterhouse LLP, independent accountants. Their report on the financial statements and financial highlights is included in the Annual Report. The financial statements, the financial highlights, and the report are incorporated by reference into the fund's SAI, which may be obtained free of charge from your insurance company.
SELECTED PER-SHARE DATA

   1.Years ended December 31                                                     1996             1995

   2.Net asset value, beginning of period                                        $ 11.17          $ 10.00

   3.Income from Investment Operations

   4. Net investment income                                                       .33              .14

   5. Net realized and unrealized gain (loss)                                     .78              1.25

   6. Total from investment operations                                            1.11             1.39

   7.Less Distributions

   8. From net investment income                                                  (.01)            (.14)

   9. From net realized gain                                                      (.04)            (.08)

   10. Total distributions                                                        (.05)            (.22)

   11.Net asset value, end of period                                             $ 12.23          $ 11.17

   12.Total return,                                                               9.98%            13.92%

   13.RATIOS AND SUPPLEMENTAL DATA

   14.Net assets, end of period (In millions)                                    $ 103            $ 43

   15.Ratio of expenses to average net assets                                     .72%             1.42%


   16.Ratio of expenses to average net assets after expense reductions            .71%             1.42%


   17.Ratio of net investment income to average net assets                        3.63%            3.56%

   18.Portfolio turnover rate                                                     163%             248%

   19.Average commission rate                                                    $ .0165


   A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
THE FUND IN DETAIL


CHARTER
       BALANCED PORTFOLIO IS A MUTUAL FUND:    an investment that pools
shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Variable Insurance Products Fund III (VIP III) (the Trust) an open-end management investment company organized as a Massachusetts business trust on July 14, 1994. The Trust's name was changed from Fidelity Advisor Annuity Fund to Variable Insurance Products Fund III on December 30, 1996. This portfolio of the Trust, formerly Fidelity Advisor Annuity Income & Growth Fund's name was also changed to VIP III:
Balanced Portfolio on December 30, 1996.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the fund will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account in proportion to the voting instructions received. Your insurance company is entitled to one vote for each share it owns. For a further discussion, please refer to your annuity's separate account prospectus.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The fund is managed by FMR, which handles the fund's business affairs. (small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund.
(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund.
   Bettina Doulton is lead manager and vice president of the Balanced Portfolio which she has managed since March 1996. Ms. Doulton also manages Fidelity Advisor Balanced Fund and co-manages Fidelity Puritan Fund. She previously managed Fidelity Value Fund, Fidelity Advisor Equity-Income Fund, VIP: Equity-Income Portfolio and Fidelity Select Automotive Portfolio. Ms. Doulton joined Fidelity in 1986.



FIDELITY FACTS
Fidelity offers the broadest selection of mutual
funds in the world.
(solid bullet) Number of Fidelity mutual funds: over    225
(solid bullet) Assets in Fidelity mutual funds: over
   $432     billion
(solid bullet) Number of shareholder accounts: over
   29     million
(solid bullet) Number of investment analysts and
portfolio managers: over    270
(checkmark)
   Kevin E. Grant is also vice president of the Fund and manager of its fixed-income investments since March 1996. He co-manages Fidelity Advisor Balanced Fund, Fidelity Balanced Fund, Fidelity Puritan Fund, and Fidelity Advisor Strategic Income Fund. He also manages Fidelity Ginnie Mae Fund, Fidelity Mortgage Securities Fund, Fidelity Advisor Limited Term Bond Fund and Spartan Ginnie Mae Fund. Mr. Grant joined Fidelity in 1993 as manager of Fidelity Mortgage Securities Fund. He is a former vice president and chief strategist for mortgage-backed securities at Morgan Stanley. Previously, Mr. Grant served as an investment director at Aetna Bond Investors.
The fund has an investment objective similar to that of an existing
Fidelity fund.     The fund's objective is most similar to Fidelity
Balanced Fund. The performance of a separate account investing in the fund is not expected to be the same as the performance of the corresponding fund due in part to dissimilarities in their investments. Various insurance-related costs at the insurance company's separate account will also affect performance.
The fund sells its shares to separate accounts of insurance companies which are both affiliated and unaffiliated with FMR. The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in the fund and shares of another fund may be substituted. This might force the fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC), 82 Devonshire Street, Boston, Massachusetts, performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL) is the parent company of FIIA and FIIAL U.K. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.
The value of bonds fluctuates based on changes in interest rates, market conditions, other economic and political news, and on their quality and maturity. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.
The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over
time, a fund's emphasis on    income does not mean that the fund invests
only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for a fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for a bond fund.
FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When fund shares are redeemed, they may be worth more or less than their original cost.
The fund seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.
   FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other fixed-income securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).
The fund invests in equity securities, convertible securities, common and preferred stocks, and fixed-income securities that provide income or opportunities for capital growth. The fund may buy securities that are not currently paying income but offer prospects for future income. The fund may invest in securities of foreign issuers. In selecting investments for the fund, FMR will consider such factors as the issuer's financial strength, its outlook for increased dividend or interest payments, and the potential for capital gains.
TEMPORARY DEFENSIVE POLICIES. FMR normally invests the fund's assets according to its investment strategy. The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information
about the fund's investments are contained in the fund's SAI.    Policies
and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in
circumstances    .



INTEREST RATE RISK
In general, bond prices rise when interest rates
fall, and vice versa. Funds that hold short-term
bonds are usually less affected by changes in
interest rates than long-term bond funds. For
that reason, long-term bond funds typically
offer higher yields and carry more risk than
short-term bond funds.
(checkmark)
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings and recent investment strategies are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent
an equity (ownership) interest in a corporation.    Although equity
securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The default rate of lower-quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. If an issuer defaults, a fund may try to protect the interests of security holders if it determines such action to be in the interest of its shareholders.
Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. If market quotations are unavailable, lower-quality securities are valued under guidelines established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities, and the fund's ability to dispose of these securities.
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
   The table on page  provides a summary of ratings assigned     to debt
holdings (not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1996, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
   FISCAL 1996 DEBT HOLDINGS, BY RATING
     MOODY'S STANDARD & POOR'S
 INVESTORS SERVICE, INC.         CORPORATION
 Rating  Average Rating  Averag
e
    INVESTMENT GRADE
Highest quality Aaa 23.77% AAA 23.33%

High quality Aa 0.52% AA 0.52%

Upper-medium grade A 2.77% A 2.41%

Medium grade Baa 3.28% BBB 4.00%
    LOWER QUALITY
Moderately speculative Ba 0.72% BB 0.59%

Speculative B 1.83% B 1.55%

Highly speculative Caa 0.15% CCC 0.10%

Poor quality Ca 0.00% CC 0.00%

Lowest quality, no interest C  C

In default, in arrears ---  D 0.00%

  33.04%  32.50%
THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY.
REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS.
FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT. THE
DOLLAR-WEIGHTED AVERAGE OF DEBT SECURITIES NOT RATED DIRECTLY OR INDIRECTLY BY MOODY'S OR S&P AMOUNTED TO 0.32%. THIS
PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES. FMR
HAS DETERMINED THAT UNRATED SECURITIES THAT ARE LOWER QUALITY ACCOUNT FOR 0.32% OF THE FUND'S TOTAL SECURITY INVESTMENTS.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by the U.S. government, corporations, financial institutions, and other entities. These obligations may carry fixed, variable, or floating interest rates. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
CREDIT SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
RESTRICTIONS: Pursuant to certain state insurance regulations, the fund may not invest more than 20% of its assets in any one foreign country. However, the fund may have an additional 15% invested in securities of issuers located in any one (but only one) of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks in addition to those generally associated with foreign investing. The extent of economic development, political instability, and market depth varies widely in comparison to more developed markets. Emerging market economies may be subject to greater social, economic, and political uncertainties or may be based on only a few industries. All of these factors can make emerging market securities more volatile and politically less liquid than domestic securities.
AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND
EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
ASSET-BACKED SECURITIES include interests in pools of lower-rated debt securities or consumer loans. The value of these securities may be significantly affected by changes in the market's perception of the issuers and the creditworthiness of the parties involved.
MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by the U.S. government or by private entities. For example, Ginnie Maes are interests in pools of mortgage loans insured or guaranteed by a U.S. government agency. Because mortgage securities pay both interest and principal as their underlying mortgages are paid off, they are subject to prepayment risk. This is especially true for stripped securities. Also, the value of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other debt securities, although they may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or a financial intermediary. In exchange for this benefit, a fund may pay periodic fees or accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS. The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the market value of a fund's assets.
WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
DIVERSIFICATION. Diversifying the fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. The fund also may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 25% of its assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
OTHER INSTRUMENTS may include securities of closed-end investment companies, rights and depositary receipts.
   CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, each fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your annuity's prospectus.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
THE FUND seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.
The fund with respect to 75% of its total assets, may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. The fund may not invest more than 25% of its total assets in any one industry.
Loans, in the aggregate, may not exceed 33% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pay fees related to their daily operations. Expenses paid out of the fund's assets are reflected in its share price. The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn, on behalf of Balanced Portfolio, pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on the following page.
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
THE FUND'S MANAGEMENT FEE is calculated and paid to FMR every month. The fee for the fund is calculated by adding a GROUP FEE rate to an INDIVIDUAL FUND FEE rate, and multiplying the result by the fund's average net assets. THE GROUP FEE RATE is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.5200% for the fund, and it drops as total assets under management increase.
   For     December 31   , 1996, the group fee rate was 0.3021% for the
fund. The individual fund fee rate for the fund is 0.15%.
For the fiscal period ended December 31, 1996, the total management fee for the fund was 0.48%. Effective August 1, 1996, FMR voluntarily agreed to reduce the funds individual fund fee rate from 0.20% to 0.15%. If this reduction were not in effect, the management fee would have been 0.50%. SUB-ADVISORY AGREEMENTS. On behalf of the fund, FMR has sub-advisory agreements with two affiliates, FMR U.K. and FMR Far East. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin.
These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
On behalf of the fund, the sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
The following chart details the fees paid by FMR to FMR U.K. and FMR Far East, on behalf of the fund (as a percentage of the fund's average net
assets)    for fiscal 1996:
Fund                        Fee to         Fee to
                            FMR U.K.       FMR
                                           Far East

   Balanced Portfolio          .006%          .006%

OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the fund has other expenses as well.
FIIOC, 82 Devonshire Street, Boston, Massachusetts, performs transfer agency, dividend disbursing and shareholder servicing functions for each fund. Fidelity Service Co. (FSC), 82 Devonshire Street, Boston, Massachusetts, calculates the net asset value (NAV) and dividends, maintains the general accounting records and administers the securities lending program for the fund.
The following chart details the fees paid (before reimbursement, if any) to FIIOC and FSC and the portfolio's total expenses (as a percentage of the fund's average net assets) for fiscal 1996:
Fund                        Fee           Fee           Total
                            to            to            Expe
                            FIIO          FSC           nses
                            C

   Balanced Portfolio          .06%          .08%          .72%

The figures are based on historical expenses, and are calculated as a percentage of averaged net assets. A portion of the brokerage commissions that the fund pays is used to reduce fund expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby
interest    earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented would have been .71%.
FMR has voluntarily agreed to temporarily limit the fund's total operating expenses to 1.50% of the fund's average net assets. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions or extraordinary expenses.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
   For fiscal 1996, the fund's portfolio turnover rate was 163%. This rate varies from year to year. High turnover rates increase transaction costs. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
T    he fund has adopted a Distribution and Service Plan. The plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the funds' shares. PERFORMANCE
The fund's total return and yield may be quoted in advertising in accordance with current law and interpretations thereof. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
The fund may quote its adjusted NAV, including all distributions paid. This value may be averaged over specified periods and may be used to calculate a fund's moving average.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
TOTAL RETURNS AND YIELDS QUOTED FOR THE FUND INCLUDE THE FUND'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUND MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE ANNUITY PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the fund's performance to that of other mutual funds. ACCOUNT POLICIES


DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the fund will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gain distributions from a fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax, in addition to a 10% penalty tax on withdrawals before age 59.
The fund is treated as a separate entity for federal income tax purposes. The fund intends to pay out all of its net investment income and net realized capital gains for each year. Dividends from the portfolio will distribute any dividends at least annually. Normally, net realized capital gains, if any, are distributed each year for a fund. Such income and capital gain distributions from the fund are automatically reinvested in additional shares of the fund. The fund makes dividend and capital gain distributions on a per-share basis. After each distribution from the fund, the fund's share price drops by the amount of the distribution. Because dividends and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Each fund's NAV is calculated as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in and redeem from the fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the fund each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of the fund the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' order's to the fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to the fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a fund, but in no event later than 7 days following receipt of instructions. The fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
APPENDIX


DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by a fund or FDC. This Prospectus and related SAI do not constitute an offer by a fund or by FDC to sell or to buy shares of a fund to any person to whom it is unlawful to make such offer.
This prospectus is printed on recycled paper using soy-based inks.
Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the fund's goal matches your own.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing or a copy of
the Statement of Additional Information (SAI) dated    April 30, 1997    .
The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call 1-800-544-2442. Shares of the fund may be purchased only by the separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this Prospectus is not available in your state, this Prospectus is not to be considered a solicitation. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Like all mutual funds, THESE
SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED
BY THE SECURITIES AND
EXCHANGE COMMISSION OR
ANY STATE SECURITIES
COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION
PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
VIPIII-G&I-pro-0497

VARIABLE
INSURANCE PRODUCTS
FUND III
Variable Insurance Products Fund III (VIP III) (the Trust) is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies. Growth & Income Portfolio is a fund of the Trust.
GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities.
PROSPECTUS
APRIL 30, 199   7    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109
CONTENTS



KEY FACTS                      THE FUND AT A GLANCE

                               WHO MAY WANT TO INVEST

                               FINANCIAL HIGHLIGHTS A summary of the fund's financial data.

THE FUND IN DETAIL             CHARTER How the fund is organized.

                               INVESTMENT PRINCIPLES AND RISKS The fund's overall approach to investing.

                               BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

                               PERFORMANCE

ACCOUNT POLICIES               DISTRIBUTIONS AND TAXES

                               TRANSACTION DETAILS Share price calculations and how to invest and redeem.


KEY FACTS


THE FUND AT A GLANCE
Growth & Income Portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts of various insurance companies.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
GROWTH & INCOME PORTFOLIO
GOAL: High total return through a combination of current income and capital appreciation. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests mainly in equity securities of companies that pay current dividends and offer potential earnings growth.
SIZE: As of December 31, 1996, the fund had over $   989     thousand in
assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of bonds generally move in the opposite direction from interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.


THE SPECTRUM OF FIDELITY FUNDS
Broad categories of Fidelity funds are
presented here in order of ascending risk.
Generally, investors seeking to maximize return must assume greater risk. Growth & Income is in the Growth & Income category.
(solid bullet) MONEY MARKET Seeks income and stability by investing in high-quality, short-term investments.
(solid bullet) INCOME Seeks income by investing in bonds.
(right arrow) GROWTH AND INCOME Seeks long-term growth and income by investing in stocks and bonds.
(solid bullet) GROWTH Seeks long-term growth by investing mainly in stocks.
(checkmark)
FINANCIAL HIGHLIGHTS
   SELECTED PER-SHARE DATA

1.   Year ended December 31                                          1996

2.   Net asset value, beginning of period                            $ 10.00

3.   Income from Investment Operations

4.    Net realized and unrealized gain (loss)                         (.10)

5.    Total from investment operations                                (.10)

6.   Net asset value, end of period                                  $ 9.90

7.   Total return,                                                    (1.00)%

8.   RATIOS AND SUPPLEMENTAL DATA

9.   Net assets, end of period (In millions)                         $ 0.99

10.   Ratio of expenses to average net assets                         1.00%,


11.   Ratio of net investment income to average net assets            3.89%

12.   Portfolio turnover rate                                         0%

13.   Average commission rate                                        $ .0120


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D DECEMBER 31, 1996 (COMMENCEMENT OF OPERATIONS).
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
THE FUND IN DETAIL


CHARTER
GROWTH & INCOME PORTFOLIO IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Variable Insurance Products Fund III (VIP III) (the Trust). The Trust's name was changed on December 30, 1996 from Fidelity Advisor Annuity Fund to Variable Insurance Products Fund III. VIP III is an open-end management investment company organized as a Massachusetts business trust on July 14, 1994.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the fund will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. Your insurance company is entitled to one vote for each share it owns. For a further discussion, please refer to your insurance company's separate account prospectus.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far
East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.
Beth Terrana is manager of the Fund, which she has managed since the fund commenced operations. She also manages Fidelity Fund and Fidelity Advisor Growth & Income fund. Since joining Fidelity in 1983, Ms. Terrana has worked as a portfolio manager.
The fund has an investment objective similar to that of an existing Fidelity fund. The fund's objective is most similar to Fidelity Growth & Income Fund. The performance of a separate account investing in the fund is not expected to be the same as the performance of the corresponding fund due in part to dissimilarities in their investments. Various insurance-related costs at the insurance company's separate account will also affect performance.
The fund sells its shares to separate accounts of insurance companies which are both affiliated and unaffiliated with FMR. The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in the fund and shares of another fund may be substituted. This might force the fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.


(checkmark)
FIDELITY FACTS
Fidelity offers the broadest selection of mutual
funds in the world.
(solid bullet) Number of Fidelity mutual funds: over    225
(solid bullet) Assets in Fidelity mutual funds: over
   $432     billion
(solid bullet) Number of shareholder accounts: over
   29     million
(solid bullet) Number of investment analysts and portfolio
managers: over    270

Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC), 82 Devonshire Street, Boston, Massachusetts, performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
The fund seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. The fund expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. Also, as a mutual fund, the fund seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information
about the fund's investments are contained in the fund's SAI.    Policies
and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and
economic conditions.    Smaller companies are especially sensitive to these
factors.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to repay principal and pay interest when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
ASSET-BACKED AND MORTGAGE SECURITIES include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk. REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. The fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 25% of its assets as a result of certain state insurance guidelines.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, the fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your insurance company's separate account prospectus.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
THE FUND seeks high total return through a combination of current income and capital appreciation.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. The fund may not invest more than 25% of its total assets in any one industry.
Loans, in the aggregate, may not exceed 33% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price. The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. The fund also pays OTHER EXPENSES, which are explained below.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee for the fund is calculated by adding a group fee rate to an individual fee rate, and multiplying the result by the fund's average net assets.
THE GROUP FEE RATE is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.5200%, and it drops as total assets under management increase.
For    December 31, 1996     the group fee rate was    0.3021%     for the
fund. The fund's individual fund fee rate is    0.20%.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
FIIOC, 82 Devonshire Street, Boston, Massachusetts, performs transfer agency, dividend disbursing and shareholder servicing functions for the fund. Fidelity Service Co. (FSC), 82 Devonshire Street, Boston, Massachusetts, calculates the net asset value (NAV) and dividends, maintains the general accounting records and administers the securities lending program for the fund.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian and transfer agent fees.
FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 1.00% of its average net assets. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
The fund's portfolio turnover rate for fiscal    1997     is not expected
to exceed    200%.
This rate will vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
The fund has adopted a Distribution and Service Plan. The plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares.
PERFORMANCE
The fund's total return and yield may be quoted in advertising in accordance with current law and interpretations thereof. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate.
The fund may quote its adjusted net asset value(NAV), including all distributions paid. This value may be averaged over specified periods and may be used to calculate the fund's moving average.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
TOTAL RETURNS AND YIELDS QUOTED FOR THE FUND INCLUDE THE FUND'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUND MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of the fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the fund's performance to that of other mutual funds. ACCOUNT POLICIES


DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the fund will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gain, distributions from the fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contracts may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.
The fund is treated as a separate entity for federal income tax purposes. The fund intends to pay out all of its net investment income and net realized capital gains, if any, for each year. Dividends from the fund will be distributed at least annually. Normally, net realized capital gains, if any, are distributed each year for the fund. Such income and capital gain distributions are automatically reinvested in additional shares of the fund. The fund makes dividend and capital gain distributions on a per-share basis. After distribution from the fund, the fund's share price drops by the amount of the distribution. Because dividends and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. The fund's NAV is calculated as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in and redeem from the fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the fund each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of the fund the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' orders to the fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to the fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by the fund, but in no event later than 7 days following receipt of instructions. The fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
This prospectus is printed on recycled paper using soy-based inks.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the goal of one or more of the funds matches your own.
To learn more about each fund and its investments, you can obtain a copy of the funds' most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated April 30, 1997.
Th    e SAI has been filed with the Securities and Exchange Commission
(SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call 1-800-544-2442. The VIP III: Growth Opportunities Portfolio was formerly known as Fidelity Advisor Annuity Growth Opportunities Fund.
Shares of the fund may be purchased only by separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this Prospectus is not available in your state, this Prospectus is not to be considered a solicitation. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

lIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED
BY THE SECURITIES AND
EXCHANGE COMMISSION OR
ANY STATE SECURITIES
COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION
PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
VIPIII-GRO-pro-0497

   VARIABLE
INSURANCE

PRODUCTS
FUND III
Variable Insurance Products Fund III (VIP III)     (the Trust) is designed
to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies. Growth Opportunities Portfolio is a fund of the Trust.
GROWTH OPPORTUNITIES seeks to provide capital growth by investing mainly in common stocks and securities convertible into common stocks.
PROSPECTUS
APRIL 30, 1997        (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109

CONTENTS



KEY FACTS                      THE FUND AT A GLANCE

                               WHO MAY WANT TO INVEST

                               FINANCIAL HIGHLIGHTS A summary of the fund's financial data.

THE FUND IN DETAIL             CHARTER How the fund is organized.

                               INVESTMENT PRINCIPLES AND RISKS The fund's overall approach to investing.

                               BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

                               PERFORMANCE

ACCOUNT POLICIES               DISTRIBUTIONS AND TAXES

                               TRANSACTION DETAILS Share price calculations and how to invest and redeem.

APPENDIX                       Description of Moody's and S&P's Corporate Bond
                               Ratings.


KEY FACTS


THE FUND AT A GLANCE
Growth Opportunities Portfolio is designed to provide an investment vehicle for variable annuity and variable life contracts of various insurance
companies   .
M    ANAGEMENT: Fidelity Management & Research Company (FMR) is the
management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Affiliates of FMR may choose investments for some of the funds.
GROWTH OPPORTUNITIES PORTFOLIO
(formerly known as Fidelity Advisor Annuity Growth Opportunities Fund)
GOAL: Capital Growth (increase in the value of the fund's shares)
STRATEGY: Invests primarily in common stocks and securities convertible into common stock.
SIZE: As of December 31, 199   6    , the fund had over $   383     million
in assets.


THE SPECTRUM OF FIDELITY FUNDS
Broad categories of Fidelity funds are
presented here in order of ascending risk.
Generally, investors seeking to maximize return must assume greater risk. Growth
Opportunities is in the Growth category.
(solid bullet) MONEY MARKET Seeks income and stability by investing in high-quality, short-term investments.
(solid bullet) INCOME Seeks income by investing in bonds.
(solid bullet) GROWTH AND INCOME Seeks long-term growth and income by investing in stocks and bonds.
(right arrow) GROWTH Seeks long-term growth by investing mainly in stocks.
(checkmark)
WHO MAY WANT TO INVEST
The value of the fund's investments and, as applicable, the income they generate will vary from day to day, and generally reflect changes in market conditions, interest rates, and other company, political, or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Over time, however, stocks, although more volatile, have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
An investment in the fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. As with any mutual fund, there is no assurance that a fund will achieve its goal.
The fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors who want to be invested in the stock market for its long-term growth potential. The fund invests for growth and does not pursue income.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow and the fund's financial statements are included in the fund's Annual Report and has been audited by Price Waterhouse LLP, independent accountants. Their report on the financial statements and financial highlights is included in the Annual Report. The financial statements, the financial highlights, and the report are incorporated by reference into the fund's SAI, which may be obtained free of charge from your insurance company.
SELECTED PER-SHARE DATA

   1.Years ended December 31                                                     1996             1995

   2.Net asset value, beginning of period                                        $ 13.07          $ 10.00

   3.Income from Investment Operations

   4. Net investment income                                                       .26              .11

   5. Net realized and unrealized gain (loss)                                     2.12             3.14

   6. Total from investment operations                                            2.38             3.25

   7.Less Distributions

   8. From net investment income                                                  --               (.11)

   9. From net realized gain                                                      (.05)            (.07)

   10. Total distributions                                                        (.05)            (.18)

   11.Net asset value, end of period                                             $ 15.40          $ 13.07

   12.Total return    ,                                                           18.27%           32.52%

   13.RATIOS AND SUPPLEMENTAL DATA

   14.Net assets, end of period (In millions)                                    $ 383            $ 164

   15.Ratio of expenses to average net assets                                     .77%             .85%


   16.Ratio of expenses to average net assets after expense reductions            .76%             .83%


   17.Ratio of net investment income to average net assets                        2.29%            2.49%

   18.Portfolio turnover rate                                                     28%              38%

   19.Average commission rate                                                    $ .0367


   A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
THE FUND IN DETAIL


CHARTER
       GROWTH OPPORTUNITIES PORTFOLIO IS A MUTUAL FUND:    an investment
that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Variable Insurance Products Fund III (VIP
III) (the Trust) an open-end management investment company organized as a Massachusetts business trust on July 14, 1994. The Trust's name changed from Fidelity Advisor Annuity Fund to Variable Insurance Product Fund III on December 30, 1996. This portfolio of the Trust, formerly Fidelity Advisor Annuity Growth Opportunities Fund's name was also changed to VIP
III: Growth Opportunities Portfolio on December 30, 1996.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the fund will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. Your insurance company is entitled to one vote for each share it owns. For a further discussion, please refer to your annuity's separate account prospectus.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The fund is managed by FMR, which handles the fund's business affairs. (small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund.
(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund.
George A. Vanderheiden is manager and vice president of VIP III: Growth Opportunities Portfolio, which he has managed since January 1995. Mr. Vanderheiden also manages Advisor Growth Opportunities, Destiny I and Destiny II. He is a managing director of FMR Corp., and leader of the growth group. Mr. Vanderheiden joined Fidelity in 1971.
The fund has an investment objective similar to that of an existing Fidelity fund. The fund's objective is most similar to Fidelity Advisor Growth Opportunities Fund. The performance of a separate account investing in the fund is not expected to be the same as the performance of the corresponding fund due in part to dissimilarities in their investments. Various insurance-related costs at the insurance company's separate account will also affect performance.
The fund sells its shares to separate accounts of insurance companies which are both affiliated and unaffiliated with FMR. The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in the fund and shares of another fund may be substituted. This might force the fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC), 82 Devonshire Street, Boston, Massachusetts, performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL) is the parent company of FIIA and FIIAL U.K. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.
The value of bonds fluctuates based on changes in interest rates, market conditions, other economic and political news, and on their quality and maturity. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.



FIDELITY FACTS
Fidelity offers the broadest selection of mutual
funds in the world.
(solid bullet) Number of Fidelity mutual funds: over    225
(solid bullet) Assets in Fidelity mutual funds: over
   $432     billion
(solid bullet) Number of shareholder accounts: over
   29     million
(solid bullet) Number of investment analysts and
portfolio managers: over    270
(checkmark)
The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over time, a fund's emphasis on income does not mean that the fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for a fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for a bond fund.
FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When fund shares are redeemed, they may be worth more or less than their original cost.
The fund seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks.
The fund, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the fund invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The fund may invest in foreign securities without limitation.
TEMPORARY DEFENSIVE POLICIES. FMR normally invests the fund's assets according to its investment strategy. The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information
about the fund's investments are contained in the fund's SAI.    Policies
and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings and recent investment strategies are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and
economic conditions.    Smaller companies are especially sensitive to these
factors.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The default rate of lower-quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. If an issuer defaults, a fund may try to protect the interests of security holders if it determines such action to be in the interest of its shareholders.
Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. If market quotations are unavailable, lower-quality securities are valued under guidelines established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities, and the fund's ability to dispose of these securities.
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
The following table provides a summary of ratings assigned to debt holdings (not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1995, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
FISCAL 1996 DEBT HOLDINGS, BY RATING
 MOODY'S STANDARD & POOR'S
 INVESTORS SERVICE, INC.  CORPORATION
 Rating  Average Rating  Averag
e
       INVESTMENT GRADE
Highest quality Aaa 15.47% AAA 15.47%

High quality Aa 0.00% AA 0.00%

Upper-medium grade A 0.00% A 0.00%

Medium grade Baa 0.00% BBB 0.00%
    LOWER QUALITY
Moderately speculative Ba 0.00% BB 0.00%

Speculative B 0.00% B 0.00%

Highly speculative Caa 0.00% CCC 0.00%

Poor quality Ca 0.00% CC 0.00%

Lowest quality, no interest C  C

In default, in arrears ---  D 0.00%

  15.47%  15.47%
THE FUND DOES NOT NECESSARILY RELY ON THE RATING OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY.
REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS.
FOR FOREIGN GOVERNMENT OBLIGATIONS NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR
ASSIGNS A RATING BASED ON THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by the U.S. government, corporations, financial institutions, and other entities. These obligations may carry fixed, variable, or floating interest rates. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
CREDIT SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
RESTRICTIONS: Pursuant to certain state insurance regulations, the fund may not invest more than 20% of its assets in any one foreign country. However, the fund may have an additional 15% invested in securities of issuers located in any one (but only one) of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks in addition to those generally associated with foreign investing. The extent of economic development, political instability, and market depth varies widely in comparison to more developed markets. Emerging market economies may be subject to greater social, economic, and political uncertainties or may be based on only a few industries. All of these factors can make emerging market securities more volatile and politically less liquid than domestic securities.
AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND
EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
ASSET-BACKED SECURITIES include interests in pools of lower-rated debt securities or consumer loans. The value of these securities may be significantly affected by changes in the market's perception of the issuers and the creditworthiness of the parties involved.
MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by the U.S. government or by private entities. For example, Ginnie Maes are interests in pools of mortgage loans insured or guaranteed by a U.S. government agency. Because mortgage securities pay both interest and principal as their underlying mortgages are paid off, they are subject to prepayment risk. This is especially true for stripped securities. Also, the value of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other debt securities, although they may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or a financial intermediary. In exchange for this benefit, a fund may pay periodic fees or accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS. The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the market value of a fund's assets.
WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
DIVERSIFICATION. Diversifying the fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. The fund also may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 25% of its assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
OTHER INSTRUMENTS may include securities of closed-end investment companies, rights and depositary receipts.
   CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, each fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your annuity's prospectus.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
THE FUND seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks.
The fund with respect to 75% of its total assets, may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. The fund may not invest more than 25% of its total assets in any one industry.
Loans, in the aggregate, may not exceed 33% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pay fees related to their daily operations. Expenses paid out of the fund's assets are reflected in its share price. The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn, on behalf of the fund, pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained below.
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
THE FUND'S MANAGEMENT FEE is calculated and paid to FMR every month. The fee for the fund is calculated by adding a GROUP FEE rate to an INDIVIDUAL FUND FEE rate, and multiplying the result by the fund's average net assets. THE GROUP FEE RATE is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.5200% for the fund, and it drops as total assets under management increase.
   For     December 31   , 1996,     the group fee rate was    0.3021%
for the fund. The individual fund fee rate for the fund is    0.30%.
For the fiscal period ended    December 31, 1996    , the total management
fee for the fund was    .61%.
SUB-ADVISORY AGREEMENTS. On behalf of the fund, FMR has sub-advisory agreements with two affiliates, FMR U.K. and FMR Far East. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin.
These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
On behalf of the fund, the sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
The following chart details the fees paid by FMR to FMR U.K. and FMR Far East, on behalf of the fund (as a percentage of the fund's average net assets) for fiscal 1996:
Fund                                    Fee to         Fee to
                                        FMR U.K.       FMR
                                                       Far East

   Growth Opportunities Portfolio          .006%          .005%

OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
FIIOC, 82 Devonshire Street, Boston, Massachusetts, performs transfer agency, dividend disbursing and shareholder servicing functions for each fund. Fidelity Service Co. (FSC), 82 Devonshire Street, Boston, Massachusetts, calculates the net asset value (NAV) and dividends, maintains the general accounting records and administers the securities lending program for the fund.
The following chart details the fees paid (before reimbursement, if any) to FIIOC and FSC and the portfolio's total expenses (as a percentage of the fund's average net assets) for fiscal 1996:
Fund                          Fee           Fee           Total
                              to            to            Expe
                              FIIO          FSC           nses
                              C

   Growth Opportunities          .07%          .06%          .77%

The figures are based on historical expenses, and are calculated as a percentage of average net assets. A portion of the brokerage commissions that the fund pays is used to reduce fund expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented would have been .76%.
FMR has voluntarily agreed to temporarily limit the fund's total operating expenses to 1.50% of the fund's average net assets. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions or extraordinary expenses.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
   For fiscal 1996    , the fund's portfolio turnover rate was    28%    .
This rate varies from year to year.
The fund has adopted a Distribution and Service Plan. The plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the funds' shares.
PERFORMANCE
The fund's total return and yield may be quoted in advertising in accordance with current law and interpretations thereof. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
The fund may quote its adjusted NAV, including all distributions paid. This value may be averaged over specified periods and may be used to calculate a fund's moving average.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
TOTAL RETURNS AND YIELDS QUOTED FOR THE FUND INCLUDE THE FUND'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUND MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE ANNUITY PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the fund's performance to that of other mutual funds. ACCOUNT POLICIES


DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the fund will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gain distributions from a fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax, in addition to a 10% penalty tax on withdrawals before age 59.
The fund is treated as a separate entity for federal income tax purposes. The fund intends to pay out all of its net investment income and net realized capital gains for each year. Dividends from the portfolio will distribute any dividends at least annually. Normally, net realized capital gains, if any, are distributed each year for a fund. Such income and capital gain distributions from the fund are automatically reinvested in additional shares of the fund. The fund makes dividend and capital gain distributions on a per-share basis. After each distribution from the fund, the fund's share price drops by the amount of the distribution. Because dividends and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Each fund's NAV is calculated as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in and redeem from the fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the fund each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of the fund the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' order's to the fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to the fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a fund, but in no event later than 7 days following receipt of instructions. The fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
APPENDIX


DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by a fund or FDC. This Prospectus and related SAI do not constitute an offer by a fund or by FDC to sell or to buy shares of a fund to any person to whom it is unlawful to make such offer.
This prospectus is printed on recycled paper using soy-based inks.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the goal of one or more of the funds matches your own.
To learn more about each fund and its investments, you can obtain a copy of the funds' most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated April 30, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document call Fidelity at 1-800-544-2442.
Shares of each fund may be purchased only by the separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. Particular funds may not be available in your state due to various insurance regulations. Please check with your insurance company for available funds. Inclusion of a fund in this Prospectus which is not available in your state is not to be considered a solicitation. Please read the Prospectus in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus and keep them on file for future reference.
INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.
LIKE ALL MUTUAL FUNDS,
THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION,
NOR HAS THE SECURITIES
AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION
PASSED UPON THE
ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
VIP/VIPII/VIPIIIL-pro-049
7
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
HIGH INCOME PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." INVESTORS SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "INVESTMENT PRINCIPLES AND RISKS" ON PAGE FOR FURTHER INFORMATION.

VARIABLE
INSURANCE
PRODUCTS
FUNDS
Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the Trusts) are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies. The Trusts currently offer the following funds:
MONEY MARKET FUND
Money Market Portfolio
INCOME FUNDS
Investment Grade Bond Portfolio
High Income Portfolio
ASSET ALLOCATION FUNDS
Asset Manager Portfolio
Asset Manager: Growth Portfolio
GROWTH & INCOME AND GROWTH FUNDS
Balanced Portfolio
Equity-Income Portfolio
Index 500 Portfolio
Growth & Income Portfolio
Growth Opportunities Portfolio
Contrafund Portfolio
Growth Portfolio
Overseas Portfolio
PROSPECTUS
APRIL 30, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS



KEY FACTS                       THE FUNDS AT A GLANCE

                                WHO MAY WANT TO INVEST

                                FINANCIAL HIGHLIGHTS A summary of each fund's financial data.

THE FUNDS IN DETAIL             CHARTER How each fund is organized.

                                   INVESTMENT PRINCIPLES AND RISKS Each fund's overall approach to investing.

                                   BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

                                   PERFORMANCE

ACCOUNT POLICIES                DISTRIBUTIONS AND TAXES

                                TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

APPENDIX                        Description of Moody's and S&P's Corporate Bond
                                Ratings, and additional information about the S&P
                                500(registered trademark).


KEY FACTS


THE FUNDS AT A GLANCE
The funds contained in this prospectus are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Affiliates of FMR may help choose investments for some of the funds.
MONEY MARKET FUND
MONEY MARKET PORTFOLIO
GOAL: Income while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term, U.S. dollar-denominated money market securities of all types.
SIZE: As of December 31, 199   6    , the fund had over $   1.1 b    illion
in assets.
INCOME FUNDS
INVESTMENT GRADE BOND PORTFOLIO
GOAL: High current income.
STRATEGY: Invests mainly in investment-grade debt securities.
SIZE: As of December 31, 199   6    , the fund had over $   228     million
in assets.
HIGH INCOME PORTFOLIO
GOAL: High current income.
STRATEGY: Invests mainly in high-yielding debt securities, with an emphasis on lower-quality securities.
SIZE: As of December 31, 199   6    , the fund had over $   1.5     billion
in assets.
ASSET ALLOCATION FUNDS
ASSET MANAGER PORTFOLIO
GOAL: High total return with reduced risk over the long-term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long-term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 50%
(can range
from
30-70%)
Row: 1, Col: 1, Value: 20.0
Row: 1, Col: 2, Value: 40.0
Row: 1, Col: 3, Value: 40.0
 Bonds 40%
(can range
from
20-60%)
 Short-term
10%
(can range
from
 0-   50    %)
SIZE: As of December 31, 199   6    , the fund had over $   3.6     billion
in assets.
ASSET MANAGER: GROWTH PORTFOLIO
GOAL: Maximum total return over the long-term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long-term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 70%
(can range
from
50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 65.0
Row: 1, Col: 3, Value: 30.0
 Bonds 25%
(can range
from
0-50%)
 Short-Term
5%
(can range
from
0-50%)
SIZE: As of December 31, 199   6    , the fund had over $253 million in
assets.
GROWTH & INCOME AND GROWTH FUNDS
BALANCED PORTFOLIO
(formerly known as Fidelity Advisor Annuity Income & Growth Fund)
GOAL: Both income and growth of capital.
STRATEGY: Invests in a diversified portfolio of equity and fixed-income securities.
       SIZE:    As of December 31, 1996, the fund had over $103 million in assets.
EQUITY-INCOME PORTFOLIO
GOAL: Reasonable income. The fund also considers the potential for capital appreciation (increase in the value of fund's shares).
STRATEGY: Invests mainly in income-producing equity securities.
SIZE: As of December 31, 199   6    , the fund had over $   6.9     billion
in assets.
INDEX 500 PORTFOLIO
GOAL: Total return that corresponds to that of the Standard & Poor's 500 Index (S&P 500(registered trademark)).
STRATEGY: Invests in equity securities of companies that compose the S&P 500 and in other instruments that are based on the value of the index.
SIZE: As of December 31, 199   6    , the fund had over $   823     million
in assets.
GROWTH & INCOME PORTFOLIO
GOAL: High total return through a combination of current income and capital appreciation.
STRATEGY: Invests mainly in equity securities of companies that pay current dividends and offer potential earnings growth.
   SIZE: As of December 31, 1996, the fund had over $989 thousand in assets.
GROWTH OPPORTUNITIES        PORTFOLIO
(formerly known as Fidelity Advisor Annuity Growth Opportunities Fund)
GOAL: Capital Growth (increase in the value of the fund's shares)
STRATEGY: Invests primarily in common stocks and securities convertible into common stock.
       SIZE:    As of December 31, 1996, the fund had over $383 million in assets.
CONTRAFUND PORTFOLIO
GOAL: Capital appreciation (increase in the value of the fund's shares).
STRATEGY: Invests mainly in equity securities of companies that are undervalued or out-of-favor.
SIZE: As of December 31, 199   6    , the fund had over $   2.3 b    illion
in assets.
GROWTH PORTFOLIO
GOAL: Capital appreciation (increase in the value of the fund's shares).
STRATEGY: Invests mainly in common stocks, although its investments are not restricted to any one type of security.
SIZE: As of December 31, 199   6    , the fund had over $   6.0     billion
in assets.
OVERSEAS PORTFOLIO
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities outside of the U.S.
SIZE: As of December 31, 1996, the fund had over $   1.6     billion in
assets.
AS WITH ANY INVESTMENT OPTION, THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR GOALS.
WHO MAY WANT TO INVEST
The value of each fund's (except Money Market's) investments and, as applicable, the income they generate will vary from day to day, and generally reflect changes in market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of smaller, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Bond prices generally move in the opposite direction from interest rates. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. Except for the money market portfolio, when fund shares are redeemed, they may be worth more or less than their original cost. An investment in any one fund is not in itself a balanced investment plan.
MONEY MARKET PORTFOLIO
The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. The fund is managed to keep its share price stable at $1.00. The rate of income will vary from day to day, generally reflecting short-term interest rates.
INVESTMENT GRADE BOND PORTFOLIO
The fund may be appropriate for investors who want high current income from a portfolio of investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. With its focus on medium- to high-quality investments, the fund has a moderate risk level and yield potential.
HIGH INCOME PORTFOLIO
The fund is designed for investors who want high current income with some potential for capital growth from a portfolio of lower-quality debt securities and income-producing equity securities. The fund may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
The funds may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term instruments and other types of securities, in one fund. Asset Manager Portfolio spreads its assets among all three asset classes moderating both its risk and return potential. On the other hand, Asset Manager: Growth Portfolio, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. Because the funds own different types of investments, their performance is affected by a variety of factors. The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. Performance also depends on FMR's skills in allocating assets.
BALANCED PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors who seek a combination of growth and income from equity and some bond investments.
EQUITY-INCOME PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want some income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential.
INDEX 500 PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to pursue growth of capital and current income through a portfolio of securities that broadly represents the U.S. stock market, as measured by the S&P 500. The fund seeks to keep expenses low as it attempts to match the return of the S&P 500.
Because the fund seeks to track, rather than beat, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. In this fund, FMR generally will not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
GROWTH & INCOME PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.
THE SPECTRUM OF FIDELITY FUNDS
Broad categories of Fidelity funds are
presented here in order of ascending risk.
Generally, investors seeking to maximize return must assume greater risk. The funds in this prospectus fall under one of the following categories.
(solid bullet) MONEY MARKET Seeks income and stability by investing in high-quality, short-term investments.
(solid bullet) INCOME Seeks income by investing in bonds.
(solid bullet) ASSET ALLOCATION Seeks high total return with reduced risk through a mix of stocks, bonds, and short-term instruments.
(solid bullet) GROWTH AND INCOME Seeks long-term growth and income by investing in stocks and bonds.
(solid bullet) GROWTH Seeks long-term growth by investing mainly in stocks.
(checkmark)
GROWTH OPPORTUNITIES PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors who want to be invested in the stock market for its long-term growth potential. The fund invests for growth and does not pursue income.
CONTRAFUND PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who are looking for an investment approach that follows a contrarian philosophy. This approach focuses on companies that FMR believes are currently out of public favor but show potential for capital appreciation.
GROWTH PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to pursue growth wherever it may arise, and who understand that this strategy often leads to investments in smaller, less well-known companies. The fund invests for growth and does not pursue an income strategy.
OVERSEAS PORTFOLIO
The fund may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.
In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests. See "INVESTMENT PRINCIPLES AND RISKS."
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow and each fund's financial statements are included in each fund's Annual Report and have been audited by either Coopers & Lybrand L.L.P. (Money Market, High Income, Equity-Income, Growth and Overseas) or Price Waterhouse LLP (Investment Grade Bond, Asset Manager, Asset Manager: Growth, Balanced, Index 500, Growth & Income, Growth Opportunities and Contrafund), independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements, the financial highlights, and the reports are incorporated by reference into the funds' SAI. To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the funds' SAI dated April 30, 1997 free of charge from your insurance company.

 MONEY MARKET PORTFOLIO

    1.Selected Per-Share
 Data and Ratios

 2.Years
ended        1996        1995        1994        1993        1992        1991        1990        1989        1988        1987
 December 31

 3.Net asset $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
 value,
beginning    0           0           0           0           0           0           0           0           0           0
 of period

 4.Income
from         .052        .057        .042        .032        .038        .059        .078        .087        .071        .063
 Investment
 Operations
  Net interest
 income

 5.Less       (.052)      (.057)      (.042)      (.032)      (.038)      (.059)      (.078)      (.087)      (.071)      (.063)
 Distributions
  From net
 interest income

 6.Net asset $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
 value, end
of           0           0           0           0           0           0           0           0           0           0
 period

 7.Total
returnA,B     5.41        5.87        4.25        3.23%       3.90        6.09        8.04        9.12        7.39        6.44
              %           %           %                       %           %           %           %           %           %

 8.Net
assets,      $ 1,12      $ 809       $ 749       $ 353       $ 301       $ 271       $ 255       $ 143       $ 106       $ 88
 end of period   6
 (In millions)

 9.Ratio of  .30%        .33%        .27%        .22%C       .24%        .38%        .56%        .67%        .60%        .54%
 expenses to
 average net
 assets

 10.Ratio of
net          5.28        5.72        4.32        3.16%       3.85        5.93        7.76        8.70        7.16        6.38
 interest
income       %           %           %                       %           %           %           %           %           %
 to average net
 assets


 A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
INVESTMENT GRADE BOND PORTFOLIO

 11.Selected
 Per-Share Data
 and Ratios

 12.Years ended         1996        1995        1994        1993E       1992        1991        1990        1989        1988D
 December 31

 13.Net asset           $ 12.4      $ 11.02     $ 11.48     $ 10.9      $ 11.08     $ 9.92      $ 10.1      $ 10.0      $ 10.0
 value,                80          0           0           70          0           0           40          00          00
 beginning of
 period

 14.Income from          .670        .320        .733        .641        .672        .455        .826        .827        .052
 Investment
 Operations
  Net investment
 income

 15. Net realized        (.290)      1.530       (1.163      .559        .058        1.165       (.220)      .160        --
 and                                             )
  unrealized gain
 (loss)

 16. Total from          .380        1.850       (.430)      1.200       .730        1.620       .606        .987        .052
 investment
  operations

 17.Less                 (.620)      (.390)      --          (.628)      (.680)      (.460)      (.826)      (.827)      (.052)
 Distributions
  From net
 investment
 income

 18. In excess of        --          --          --          (.002)      --          --          --          --          --
 net
  investment
 income

 19. From net            --          --          (.010)      (.050)      (.160)      --          --          (.020)      --
 realized gain

 20. In excess of        --          --          (.020)      (.010)      --          --          --          --          --
 net realized gain

 21. Total               (.620)      (.390)      (.030)      (.690)      (.840)      (.460)      (.826)      (.847)      (.052)
 distributions

 22.Net asset           $ 12.2      $ 12.4      $ 11.02     $ 11.48     $ 10.9      $ 11.08     $ 9.92      $ 10.1      $ 10.0
 value, end of          40          80          0           0           70          0           0           40          00
 period

 23.Total                3.19%       17.32       (3.76)      10.96       6.65%       16.38       6.21%       10.26       .52%
 returnB,C                           %           %           %                       %                       %

 24.Net assets,         $ 229       $ 182       $ 111       $ 122       $ 74        $ 45        $ 14        $ 6         $ 3
 end of period (In
 millions)

 25.Ratio of             .58%        .59%        .67%        .68%        .76%        .80%F       .80%F       .80%F       .80%A,
 expenses                                                                                                                F
 to average net
 assets

 26.Ratio of net         6.49%       6.53%       6.53%       6.85%       7.11%       7.73%       8.26%       8.19%       6.99%
 investment                                                                                                              A
 income to
 average net
 assets

 27.Portfolio            81%         182%        143%        70%         119%        128%        122%        67%         0%
 turnover rate


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN .
D FOR THE PERIOD DECEMBER 5, 1988 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1988.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
HIGH INCOME PORTFOLIO

 28.Selected Per-Share Data and Ratios

 29.Years
ended         1996        1995        1994        1993C       1992        1991       1990        1989        1988        1987
 December 31

 30.Net
asset         $ 12.0      $ 10.7      $ 11.9      $ 10.8      $ 9.55      $ 7.07     $ 8.11      $ 9.66      $ 9.68      $ 10.8
 value,
beginning     50          50          90          20          0           0          0           0           0           30
 of period

 31.Income
from         .927        .856        .770        .728        .790        .890       .858        1.202       1.110       1.155
 Investment
 Operations
  Net investment
 income

 32. Net
realized       .643        1.224       (.910)      1.332       1.290       1.590      (1.04       (1.55       (.020)      (1.00
 and                                                                                  0)          0)                      0)
  unrealized gain
 (loss)

 33. Total
from           1.570       2.080       (.140)      2.060       2.080       2.480      (.182)      (.348)      1.090       .155
 investment
  operations

 34.Less       (.920)      (.780)      (.730)      (.794)      (.810)      --         (.858)      (1.20       (1.110      (1.15
 Distributions                                                                                     2)          )           5)
  From net
 investment
 income

 35. In excess
of             --          --          --          (.036)      --          --         --          --          --          --
 net
  investment
 income

 36. From
net           (.180)      --          (.370)      (.060)      --          --         --          --          --          (.150)
 realized gain

 37. Total    (1.10       (.780)      (1.10       (.890)      (.810)      --         (.858)      (1.20       (1.110      (1.30
 distributions 0)                     0)                                                         2)          )           5)

 38.Net asset $ 12.5      $ 12.0      $ 10.7      $ 11.9      $ 10.8      $ 9.55     $ 7.07      $ 8.11      $ 9.66      $ 9.68
 value,       20          50          50          90          20          0          0           0           0           0
 end of period

 39.Total      14.03       20.72       (1.64)      20.40       23.17       35.08      (2.23)      (4.17)      11.64       1.22
 returnA,B    %           %           %           %           %           %          %           %           %           %

 40.Net assets, $ 1,58    $ 1,04      $ 569       $ 464       $ 201       $ 70       $ 30        $ 34        $ 30        $ 19
 end of period  9         0
 (In millions)

 41.Ratio of   .71%        .71%        .71%        .64%        .67%        .97%       1.00        .93%        .99%        1.02
 expenses to                                       D                                  %D                                  %D
 average net
 assets

 42.Ratio of
net            9.09        9.32        8.75        8.69        10.98       12.94      11.36       12.94       11.41       11.19
 investment   %           %           %           %           %           %          %           %           %           %
 income to
 average net
 assets

 43.Portfolio  123%        132%        122%        155%        160%        154%       156%        124%        139%        189%
 turnover rate

 44.Average   $ .037
 commission   0
 rateE


 A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
ASSET MANAGER PORTFOLIO

 45.Selected
 Per-Share Data
 and Ratios

 46.Years ended         1996        1995        1994        1993E       1992        1991        1990        1989D
 December 31

 47.Net asset           $ 15.79     $ 13.79     $ 15.42     $ 13.32     $ 12.55     $ 10.24     $ 9.97      $ 10.00
 value, beginning
 of period

 48.Income from
 Investment
 Operations

 49. Net               .63         .30         .45         .33         .32         .35         .41         .09
 investment
 income

 50. Net realized        1.55        1.99        (1.33)      2.39        1.09        1.96        .26         (.01)
 and
  unrealized gain
 (loss)

 51. Total from          2.18        2.29        (.88)       2.72        1.41        2.31        .67         .08
 investment
 operations

 52.Less
 Distributions

 53. From net            (.57)       (.29)       (.29)       (.33)       (.31)       --          (.40)       (.09)
 investment
 income

 54. In excess of        --          --          --          (.04)       --          --          --          --
 net investment
 income

 55. From net            (.47)       --          (.46)       (.25)       (.33)       --          --          (.02)
 realized gain

 56. Total               (1.04)      (.29)       (.75)       (.62)       (.64)       --          (.40)       (.11)
 distributions

 57.Net asset           $ 16.93     $ 15.79     $ 13.79     $ 15.42     $ 13.32     $ 12.55     $ 10.24     $ 9.97
 value, end of
 period

 58.Total                14.60       16.96       (6.09)      21.23       11.71       22.56       6.72%       .81%
 returnB.C              %           %           %           %           %           %

 59.Net assets,         $ 3,641     $ 3,333     $ 3,291     $ 2,423     $ 732       $ 194       $ 36        $ 7
 end of period (In
 millions)

 60.Ratio of             .74%        .81%        .81%        .88%        .91%        1.08%       1.25%       2.50%
 expenses                                                                                        F           A,F
 to average net
 assets

 61.Ratio of             .73%G       .79%G       .80%G       .88%        .91%        1.08%       1.25%       2.50%
 expenses to                                                                                                 A
 average net
 assets after
 expense
 reductions

 62.Ratio of net         3.60%       3.54%       4.07%       3.64%       4.89%       5.89%       5.92%       4.77%
 investment                                                                                                  A
 income to
 average net
 assets

 63.Portfolio            168%        256%        85%         113%        92%         110%        117%        158%A
 turnover rate

 64.Average             $ .0163
 commission
 rateH


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD SEPTEMBER 6, 1989 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1989.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES .
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
ASSET MANAGER: GROWTH PORTFOLIO


 65.Selected Per-Share Data and Ratios

 66.Years ended         1996        1995C
 December 31

 67.Net asset           $ 11.77     $ 10.00
 value, beginning
 of period

 68.Income from
 Investment
 Operations

 69. Net                 .21         .10
 investment
 income

 70. Net realized        2.08        2.20
 and unrealized
 gain (loss)

 71. Total from          2.29        2.30
 investment
 operations

 72.Less
 Distributions

 73. From net            (.21)       (.11)
 investment
 income

 74. From net            (.75)       (.42)
 realized gain

 75. Total               (.96)       (.53)
 distributions

 76.Net asset           $ 13.10     $ 11.77
 value, end of
 period

 77.Total                20.04%      23.02%
 returnA,B

 78.Net assets,         $ 253       $ 68
 end of period (In
 millions)

 79.Ratio of             .87%        1.00%
 expenses to                             D
 average net
 assets

 80.Ratio of             .85%E       1.00%
 expenses to
 average net
 assets after
 expense
 reductions

 81.Ratio of net         2.63%       1.69%
 investment
 income to
 average net
 assets

 82.Portfolio            120%        343%
 turnover rate

 83.Average             $ .0211
 commission
 rateF

 A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN .
C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
BALANCED PORTFOLIO
 84.Selected
 Per-Share Data
 and Ratios

 85.Years ended         1996        1995C
 December 31

 86.Net asset           $ 11.17     $ 10.00
 value, beginning
 of period

 87.Income from
 Investment
 Operations

 88. Net                 .33         .14
 investment
 income

 89. Net realized        .78         1.25
 and unrealized
 gain (loss)

 90. Total from          1.11        1.39
 investment
 operations

 91.Less
 Distributions

 92. From net            (.01)D      (.14)
 investment
 income

 93. From net            (.04)D      (.08)
 realized gain

 94. Total               (.05)       (.22)
 distributions

 95.Net asset           $ 12.23     $ 11.17
 value, end of
 period

 96.Total                9.98%       13.92%
 returnA,B

 97.Net assets,         $ 103       $ 43
 end of period (In
 millions)

 98.Ratio of             .72%        1.42%
 expenses to                             E
 average net
 assets

 99.Ratio of             .71%        1.42%
 expenses to            F
 average net
 assets after
 expense
 reductions

 100.Ratio of net        3.63%       3.56%
 investment
 income to
 average net
 assets

 101.Portfolio           163%        248%
 turnover rate

 102.Average            $ .0165
 commission
 rateG

 A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
EQUITY-INCOME PORTFOLIO

 103.Selected Per-Share
 Data and Ratios

 104.Years        1996       1995        1994        1993D      1992       1991       1990         1989       1988       1987
 ended
 December 31

 105.Net asset    $ 19.2     $ 15.3      $ 15.4      $ 13.4     $ 11.8     $ 9.51     $ 12.29      $ 11.0     $ 9.42     $ 10.0
 value,           7          5           4           0          5                                  1                     2
 beginning of
 period

 106.Income
 from
 Investment
 Operations

 107. Net         .35        .41         .41         .37        .40        .50        .58          .60        .53        .45
 investment
 income

 108. Net
realized           2.30       4.69        .64         2.06       1.57       2.43       (2.38)       1.29       1.59       (.51)
 and
  unrealized gain
 (loss)

 109. Total
from               2.65       5.10        1.05        2.43       1.97       2.93       (1.80)       1.89       2.12       (.06)
  investment
 operations

 110.Less
 Distributions

 111. From net    (.03)      (.40)       (.37)       (.35)      (.42)      (.59)      (.59)        (.52)      (.53)      (.40)
 investment
 income

 112. In excess
of                 --         --          --          (.04)      --         --         --           --         --         --
 net
  investment
 income

 113. From net   (.86)      (.78)       (.77)       --         --         --         (.39)        (.09)      --         (.14)
 realized gain

 114. Total       (.89)      (1.18)      (1.14)      (.39)      (.42)      (.59)      (.98)        (.61)      (.53)      (.54)
 distributions

 115.Net asset    $ 21.0     $ 19.2      $ 15.3      $ 15.4     $ 13.4     $ 11.8     $ 9.51       $ 12.2     $ 11.0     $ 9.42
 value, end of    3          7           5           4          0          5                       9          1
 period

 116.Total        14.28      35.09       7.07        18.29      16.89      31.44      (15.29)      17.34      22.71      (1.13)
 returnA,B       %          %           %           %          %          %          %            %          %          %

 117.Net assets,  $ 6,96     $ 4,87      $ 2,28      $ 1,31     $ 593      $ 282      $ 154        $ 143      $ 52       $ 26
 end of period    1          9           4           9
 (In millions)

 118.Ratio of     .58%       .61%        .60%        .62%       .65%       .74%       .78%         .85%       1.13       1.33
 expenses to                                                                                                  %          %
 average net
 assets

 119.Ratio of     .56%       .61%        .58%        .62%       .65%       .74%       .78%         .85%       1.13       1.33
 expenses to      C                      C                                                                    %          %
 average net
 assets after
 expense
 reductions

 120.Ratio of
net                1.97       2.56        2.83        2.87       3.52       4.83       6.01%        5.82       5.36       4.78
 investment        %          %           %           %          %          %                       %          %          %
 income to
 average net
 assets

 121.Portfolio    186%       87%         134%        120%       74%        107%       94%          78%        69%        133%
 turnover rate

 122.Average      $ .042
 commission       6
 rateE


 A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D EFFECTIVE JANUARY 1 ,1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
INDEX 500 PORTFOLIO
 123.Selected Per-Share Data and Ratios


 124.Years              1996        1995        1994        1993E       1992D
 ended
 December 31

 125.Net asset          $ 75.71     $ 56.22     $ 55.74     $ 52.60     $ 50.00
 value, beginning
 of period

 126.Income
 from Investment
 Operations

 127. Net                1.04        .85         1.14        1.31        .44
 investment
 income

 128. Net realized       15.55       19.72       (.56)       3.80        2.71
 and unrealized
 gain (loss)

 129. Total from         16.59       20.57       .58         5.11        3.15
 investment
 operations

 130.Less
 Distributions

 131. From net           (.91)       (.95)       --          (1.28)      (.47)
 investment
 income

 132. From net           (2.34)      (.11)       (.10)       (.60)       (.08)
 realized gain

 133. In excess of       --          (.02)       --          (.09)       --
 net realized gain

 134. Total              (3.25)      (1.08)      (.10)       (1.97)      (.55)
 distributions

 135.Net asset          $ 89.05     $ 75.71     $ 56.22     $ 55.74     $ 52.60
 value, end of
 period

 136.Total               22.71%      37.19%      1.04%       9.74%       6.31%
 returnB,C

 137.Net assets,        $ 823       $ 246       $ 51        $ 25        $ 18
 end of period (In
 millions)

 138.Ratio of            .28%F       .28%F       .28%F       .28%F       .28%A,
 expenses to                                                                                F
 average net
 assets

 139.Ratio of net        2.26%       2.70%       2.81%       2.65%       2.89%A
 investment

 income to
 average net
 assets

 140.Portfolio           14%         16%         2%          9%          0%
 turnover rate

 141.Average            $ .0315
 commission
 rateG


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD AUGUST 27, 1992 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1992.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
GROWTH & INCOME PORTFOLIO
 142.Selected
 Per-Share Data
 and Ratios

 143.Years              1996D
 ended
 December 31

 144.Net asset          $ 10.00
 value, beginning
 of period

 145.Income
 from Investment
 Operations

 146. Net realized       (.10)
 and unrealized
 gain (loss)

 147. Total from         (.10)
 investment
 operations

 148.Net asset          $ 9.90
 value, end of
 period

 149.Total               (1.00)%
 returnB,C

 150.Net assets,        $ 0.99
 end of period (In
 millions)

 151.Ratio of            1.00%A,
 expenses to            E
 average net
 assets

 152.Ratio of net        3.89%A
 investment
 income to
 average net
 assets

 153.Portfolio           0%
 turnover rate

 154.Average            $ .0120
 commission
 rateF

 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D DECEMBER 31, 1996 (COMMENCEMENT OF OPERATIONS).
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
GROWTH OPPORTUNITIES PORTFOLIO
 155.Selected
 Per-Share Data
 and Ratios

 156.Years              1996        1995C
 ended
 December 31

 157.Net asset          $ 13.07     $ 10.00
 value, beginning
 of period

 158.Income
 from Investment
 Operations

 159. Net                .26         .11
 investment
 income

 160. Net realized       2.12        3.14
 and unrealized
 gain (loss)

 161. Total from         2.38        3.25
 investment
 operations

 162.Less
 Distributions

 163. From net           --          (.11)
 investment
 income

 164. From net           (.05)       (.07)
 realized gain

 165. Total              (.05)       (.18)
 distributions

 166.Net asset          $ 15.40     $ 13.07
 value, end of
 period

 167.Total               18.27       32.52
 returnA,B              %           %

 168.Net assets,        $ 383       $ 164
 end of period (In
 millions)

 169.Ratio of            .77         .85%
 expenses to            %           D
 average net
 assets

 170.Ratio of            .76%        .83%
 expenses to            E           E
 average net
 assets after
 expense
 reductions

 171.Ratio of net        2.29        2.49
 investment             %           %
 income to
 average net
 assets

 172.Portfolio           28          38
 turnover rate          %           %

 173.Average            $ .0367
 commission
 rateF

 A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
CONTRAFUND PORTFOLIO
 174.Selected Per-Share Data and Ratios

 175.Years              1996        1995C
 ended
 December 31

 176.Net asset          $ 13.79     $ 10.00
 value, beginning
 of period

 177.Income
 from Investment
 Operations

 178. Net                .14         .06
 investment
 income

 179. Net realized       2.76        3.91
 and unrealized
 gain (loss)

 180. Total from         2.90        3.97
 investment
 operations

 181.Less
 Distributions

 182. From net           --          (.06)
 investment
 income

 183. From net           (.13)       (.12)
 realized gain

 184. Total              (.13)       (.18)
 distributions

 185.Net asset          $ 16.56     $ 13.79
 value, end of
 period

 186.Total               21.22       39.72
 returnA,B              %           %

 187.Net assets,        $ 2,394     $ 877
 end of period (In
 millions)

 188.Ratio of            .74         .72
 expenses to            %           %
 average net
 assets

 189.Ratio of            .71%        .72
 expenses to            D           %
 average net
 assets after
 expense
 reductions

 190.Ratio of net        1.33        1.07
 investment             %           %
 income to
 average net
 assets

 191.Portfolio           178         132
 turnover rate          %           %

 192.Average            $ .0343
 commission
 rateE

 A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
GROWTH PORTFOLIO

 193.Selected Per-Share Data and Ratios

 194.Years         1996        1995       1994        1993       1992       1991       1990         1989       1988       1987
 ended                                                D
 December 31

 195.Net asset     $ 29.2      $ 21.6     $ 23.0      $ 19.7     $ 18.5     $ 12.9     $ 15.18      $ 11.7     $ 10.1     $ 10.0
 value, beginning  0           9          8           6          1          1                       2          4          3
 of period

 196.Income
 from Investment
 Operations

 197. Net          .22         .08        .12         .12        .09        .09C       .24          .24        .19        .10
 investment
 income

 198. Net realized  3.82        7.55       (.12)       3.64       1.64       5.72       (1.98)       3.41       1.39       .27
 and
  unrealized gain
 (loss)

 199. Total from    4.04        7.63       --          3.76       1.73       5.81       (1.74)       3.65       1.58       .37
 investment
 operations

 200.Less
 Distributions

 201. From net     (.08)       (.12)      (.12)       (.11)      (.05)      (.21)      (.21)        (.19)      --         (.11)
 investment
 income

 202. From net     (2.02)      --         (1.27)      (.21)      (.43)      --         (.32)        --         --         (.15)
 realized gain

 203. In excess of  --          --         --          (.12)      --         --         --           --         --         --
 net realized gain

 204. Total        (2.10)      (.12)      (1.39)      (.44)      (.48)      (.21)      (.53)        (.19)      --         (.26)
 distributions

 205.Net asset     $ 31.1      $ 29.2     $ 21.6      $ 23.0     $ 19.7     $ 18.5     $ 12.91      $ 15.1     $ 11.7     $ 10.1
 value, end of     4           0          9           8          6          1                       8          2          4
 period

 206.Total         14.71       35.36      (.02)       19.37      9.32       45.51      (11.73)      31.51      15.58      3.66
 returnA,B        %           %          %           %          %          %          %            %          %          %

 207.Net assets,   $ 6,08      $ 4,16     $ 2,14      $ 1,38     $ 750      $ 371      $ 135        $ 77       $ 29       $ 19
 end of period     6           3          2           4
 (In millions)

 208.Ratio of      .69%        .70%       .70%        .71%       .75%       .84%       .88%         1.02       1.24       1.50
 expenses                                                                                           %          %          %E
 to average net
 assets

 209.Ratio of      .67%        .70%       .69%        .71%       .75%       .84%       .88%         1.02       1.24       1.50
 expenses to       F                      F                                                         %          %          %
 average net
 assets after
 expense
 reductions

 210.Ratio of net  .81%        .37%       .69%        .72%       .83%       .56%       2.69%        2.83       1.91       1.78
 investment                                                                                         %          %          %
 income to
 average net
 assets

 211.Portfolio      81%         108%       122%        159%       262%       261%       88%          111%       155%       37%
 turnover rate

 212.Average       $ .041
 commission        6
 rateG


 A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN .
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
OVERSEAS PORTFOLIO

 213.Selected Per-Share Data and Ratios

 214.Years
ended             1996       1995       1994       1993       1992         1991        1990        1989       1988       1987F
 December 31

 215.Net asset    $ 17.0     $ 15.6     $ 15.4     $ 11.5     $ 13.0       $ 12.4      $ 12.6      $ 10.1     $ 9.35     $ 10.00
 value, beginning 6          7          8          3          9            2           7           1
 of period

 216.Income from
 Investment Operations

 217. Net          .32D,      .17        .19        .06        .16          .24         .18         .07        .09        .05
 investment        E
 income

 218. Net realized 1.88       1.34       .08        4.16       (1.54)       .74         (.39)       2.57       .67        (.59)
 and
  unrealized gain
 (loss)

 219. Total from   2.20       1.51       .27        4.22       (1.38)       .98         (.21)       2.64       .76        (.54)
 investment
 operations

 220.Less
 Distributions

 221. From net     (.20)      (.06)      (.08)      (.18)      (.18)        (.17)       (.04)       (.08)      --         (.11)
 investment
 income

 222. In excess of --         --         --         (.04)      --           --          --          --         --         --
 net
  investment
 income

 223. From net     (.22)      (.02)      --         --         --           (.14)K      --          --         --         --
 realized gain

 224. In excess of --         (.04)      --         (.05)      --           --          --          --         --         --
 net realized gain

 225. Total        (.42)      (.12)      (.08)      (.27)      (.18)        (.31)       (.04)       (.08)      --         (.11)
 distributions

 226.Net asset    $ 18.8     $ 17.0     $ 15.6     $ 15.4     $ 11.53      $ 13.0      $ 12.4      $ 12.6     $ 10.1     $ 9.35
 value, end of    4          6          7          8                       9           2           7          1
 period

 227.Total         13.15      9.74       1.72       37.35      (10.72)      8.00        (1.67)      26.28      8.13%      (5.38)
 returnB, C        %          %          %          %          %            %           %           %                    %

 228.Net assets,  $ 1,66     $ 1,34     $ 1,29     $ 778      $ 181        $ 126       $ 81        $ 26       $ 9        $ 7
 end of period    8          3          8
 (In millions)

 229.Ratio of    .93%       .91%       .92%       1.03       1.14%        1.26        1.41        1.50       1.50%      1.50%
 expenses                                         %                       %           %           %H         H          A,H
 to average net
 assets

 230.Ratio of     .92%I      .91%       .92%       1.03       1.14%        1.26        1.41        1.50       1.50%      1.50%
 expenses to                                       %                       %           %           %                     A
 average net
 assets after
 expense
 reductions

 231.Ratio of net  1.84       1.88       1.28       1.21       1.86%        2.33        1.89        .66%       .84%       .78%A
 investment        %          %          %          %                      %           %
 income to
 average net
 assets

 232.Portfolio     92%        50%        42%        42%        61%          168%        100%        78%        95%        181%A
 turnover rate

 233.Average      $ .013
 commission rateJ 7


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM VOLVO AB WHICH AMOUNTED TO $.05 PER SHARE.
F FOR THE PERIOD JANUARY 28, 1987 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1987.
G EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
H FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
J FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
K INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAIN ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio are diversified funds of Variable Insurance Products Fund (VIP), Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset
Manager: Growth Portfolio and Contrafund Portfolio are diversified funds of Variable Insurance Products Fund II (VIP II) and Growth & Income Portfolio, Balanced Portfolio and Growth Opportunities are diversified funds of Variable Insurance Products Fund III (VIP III). VIP, VIP II and VIP III are open-end management investment companies organized as Massachusetts business trusts on November 13, 1981, March 21, 1988 and July 14, 1994, respectively. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the funds will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. Your insurance company is entitled to one vote for each share it owns. For a further discussion, please refer to your insurance company's separate account prospectus.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles each fund's business affairs and, with the assistance of affiliates for certain funds, chooses the fund's investments.
(small solid bullet) FMR Texas Inc. (FMR Texas), in Irving, Texas, serves as a sub-adviser for Money Market Portfolio.
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Contrafund and Overseas Portfolios.
(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Contrafund and Overseas Portfolios.
(small solid bullet) Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for Overseas Portfolio.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), in Kent, England, serves as a sub-adviser for Overseas Portfolio.

FIDELITY FACTS
Fidelity offers the broadest selection of mutual
funds in the world.
   (solid bullet)     Number of Fidelity mutual funds: over 225
   (solid bullet)     Assets in Fidelity mutual funds: over $432
billion
   (solid bullet)     Number of shareholder accounts: over 29
million
   (solid bullet)     Number of investment analysts and portfolio
managers: over 270

(checkmark)
Barry Jay Coffman is manager and vice president of VIP: High Income Portfolio, which he has managed since August 1990. Mr. Coffman also assists on Fidelity Puritan Fund. Previously, he served as an assistant manager and analyst for the high yield bond group. Before joining Fidelity in 1986, Mr. Coffman was an analyst for Equitable Capital Management and was a senior auditor at Arthur Anderson & Company.
William Danoff is manager and vice president of VIP II: Contrafund Portfolio, which he has managed since January 1995. Mr. Danoff also manages Fidelity Contrafund, which he has managed since October 1990. Previously, he managed Select Retailing Portfolio and assisted on Magellan. Mr. Danoff joined Fidelity in 1986 as an equity analyst.
Kevin Grant is manager of VIP: Investment Grade Bond Portfolio, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity in 1993, Mr. Grant was a vice president and chief mortgage strategist at Morgan Stanley for three years.
Stephen Petersen is Vice President and manager of VIP: Equity Income Portfolio, which he has managed since January 1997. He also manages Fidelity Balanced Fund, which he has managed since March 1996 and is Vice President and manager of Fidelity Equity-Income Fund, which he has managed since July 1993. Since joining Fidelity in 1980, Mr. Petersen has worked as an analyst and manager.
Jennifer Uhrig is Vice President and manager of VIP: Growth Portfolio, which she has managed since January 1997. She also manages Advisor Equity Growth Fund, which she has managed since January 1997. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.
Richard R. Mace, Jr. is manager and vice president of VIP: Overseas Portfolio which he has managed since March 1996. He is also manager of Fidelity Overseas Fund, Fidelity Advisor Overseas Fund, Fidelity Advisor Annuity Overseas Fund, Fidelity Global Balanced Fund, and Fidelity International Value Fund. Previously, he managed Fidelity International Growth & Income Fund, Select Transportation, Select Industrial Materials and Select Chemical Portfolios. Mr. Mace joined Fidelity in August 1987. Richard C. Habermann and George Vanderheiden are managers and vice presidents of VIPII: Asset Manager Portfolio and Asset Manager: Growth Portfolio. They have managed the funds since March 1996.
Dick Habermann is lead manager of VIPII: Asset Manager Portfolio and Asset
Manager: Growth Portfolio. He also manages Fidelity Asset Manager, Fidelity Asset Manager: Growth and Fidelity Asset Manager: Income. Mr. Habermann is a managing director of Fidelity and senior vice president of FMR. Previously, he was director of research and chief investment officer of Fidelity International, Limited. Mr. Habermann joined Fidelity in 1968. George A. Vanderheiden is manager and vice manager of VIP III: Growth Opportunities Portfolio, which he has managed since January 1995. Mr. Vanderheiden also manages Advisor Growth Opportunities, Destiny I, Destiny II, Asset Manger, Asset Manager, Asset Manager: Growth, Asset Manager:
Income Fund. He is a managing director of FMR Corp., and leader of the growth group. Mr. Vanderheiden joined Fidelity in 1971.
Charles Morrison is manager of VIP II: Asset Manager and Asset Manager:
Growth Portfolios' fixed-income investments, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity in 1987, Mr. Morrison has worked as an analyst and manager.
Beth Terrana is manager and vice president of VIP III: Growth & Income Portfolio, which she has managed since the fund commenced operations. She also manages Fidelity Fund. Since joining Fidelity in 1983, Ms. Terrana has worked as a portfolio manager.
Bettina Doulton is lead manager and vice president of VIP III: Balanced Portfolio which she has managed since March 1996. Ms. Doulton also manages Fidelity Advisor Balanced Fund and co-manages Fidelity Puritan Fund. She previously managed Fidelity Value Fund, Fidelity Advisor Equity-Income Fund, VIP: Equity-Income Fund, VIP: Equity-Income Portfolio and Fidelity select Automotive Portfolio. Ms. Doulton joined Fidelity in 1986.
Kevin E. Grant is also vice president of the Balanced Portfolio and manager of its fixed-income investments since March 1996. He co-manages Fidelity Advisor Balanced Fund, Fidelity Balanced Fund, Fidelity Puritan Fund, and Fidelity Advisor Strategic Income Fund. He also manages Fidelity Ginnie Mae Fund, Fidelity Mortgage Securities Fund, Fidelity Advisor Limited Term Bond Fund and Spartan Ginnie Mae Fund. Mr. Grant joined Fidelity in 1993 as manager of Fidelity Mortgage Securities Fund. He is a former vice president and chief strategist for mortgage-backed securities at Morgan Stanley. Previously, Mr. Grant served as an investment director at Aetna Bond Investors.
John Todd is vice president of each Asset Manager fund and manager of each fund's short-term and money market investments, which he has managed since December 1996. He also manages several other Fidelity funds. Mr. Todd joined Fidelity in 1981.
Each fund has an investment objective similar to that of an existing Fidelity fund. Money Market Portfolio is most similar to Fidelity Cash Reserves, High Income Portfolio is most similar to Spartan High Income Fund, Equity-Income Portfolio is most similar to Fidelity Equity-Income Fund, Growth Portfolio is most similar to Fidelity Growth Company Fund, Overseas Portfolio is most similar to Fidelity Overseas Fund, Investment Grade Bond Portfolio is most similar to Fidelity Investment Grade Bond Fund, Asset Manager Portfolio is most similar to Fidelity Asset Manager, Index 500 Portfolio is most similar to Fidelity Market Index Fund, Contrafund Portfolio is most similar to Fidelity Contrafund, Asset Manager:
Growth Portfolio is most similar to Fidelity Asset Manager: Growth, Growth & Income Portfolio is most similar to Fidelity Growth & Income Fund, Balanced Portfolio is most similar to Fidelity Balanced Fund and Growth Opportunities Portfolio is most similar to Fidelity Advisor Growth Opportunities Fund. The performance of a separate account investing in these funds is not expected to be the same as the performance of the corresponding fund due in part to dissimilarities in their investments. Various insurance-related costs at the insurance company's separate account will also affect performance.
Each fund sells its shares to separate accounts of insurance companies which are both affiliated and unaffiliated with FMR. Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), 82 Devonshire Street, Boston, Massachusetts, performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR, FMR Texas, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL) is the parent company of FIIA and FIIAL U.K. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
A broker-dealer may use a portion of the commissions paid by High Income and Asset Manager, respectively, to reduce expenses for those funds. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The value of each fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate based on changes in interest rates, market conditions, other economic and political news, and on their quality and maturity. In general, bond prices rise when interest rates fall, and fall when interest rates rise. This effect is more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.
Funds which invest in foreign securities have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for funds that invest in emerging markets. Also, because many of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's investment exposure to any currency.
The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is generally the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR generally focuses on assembling a portfolio of bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. It is important to note that neither the funds nor their yields are guaranteed by the U.S. Government. When you sell your shares, they may be worth more or less than what you paid for them.
MONEY MARKET PORTFOLIO
The fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The fund seeks to obtain its objective by investing in high-quality, short-term money market securities while seeking to maintain a stable $1.00 share price.
The fund will invest only in U.S. dollar-denominated securities of domestic and foreign issuers, including banks and other financial institutions, governments and their agencies or instrumentalities, and corporations.
When fund shares are redeemed, they should be worth the same amount as when they were purchased. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund follows industry-standard guidelines on the quality, maturity and diversification of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
The fund earns income at current money market rates. It stresses preservation of capital, liquidity, and income and does not seek the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. The fund will invest only in instruments that are consistent with its objective. INVESTMENT GRADE BOND PORTFOLIO
The fund seeks as high a level of current income as is consistent with the preservation of capital by investing primarily in a broad range of fixed-income securities. FMR normally invests at least 65% of the fund's total assets in investment-grade, fixed-income securities such as bonds, notes and debentures. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to bonds with maturities between five and ten years. As of December 31, 1996, the fund's dollar-weighted average maturity was approximately 8.3 years.
The fund's yield and share price change daily based on changes in interest rates, market conditions, and other political and economic news, and on the quality and maturity of its investments.
HIGH INCOME PORTFOLIO
The fund seeks high current income by investing primarily in all types of income-producing debt securities, preferred stocks, and convertible securities. FMR normally invests at least 65% of the fund's total assets in these securities. In choosing investments, the fund also considers growth of capital.
Although the fund has no limits on the quality and maturity of its investments, its strategy typically leads to longer-term, lower-quality, fixed-income securities. These domestic and foreign investments may present the risk of default or may be in default. If consistent with its investment objective, however, the fund can also invest in common stocks, other equity securities, and debt securities not currently paying interest but which are expected to do so in the future. Performance is also affected by individual company news. The success of the fund's investment strategy depends on FMR's analysis of a company's relative values and its potential for success in light of its current financial situation, its industry position, economic conditions, and interest rate trends.
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
Each fund seeks to achieve its investment objective by allocating its assets among stocks, bonds, short-term and other instruments of U.S. and foreign issuers. Each fund, however, has a different objective and pursues its objective by investing within different asset allocation ranges.
ASSET MANAGER seeks high total return with reduced risk over the long-term. ASSET MANAGER: GROWTH seeks to maximize total return over the long-term. Each fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income instruments with maturities of more than one year. The SHORT-TERM CLASS/MONEY MARKET CLASS includes all types of short-term money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes.
FMR has the ability to allocate each fund's assets within specified ranges. Each fund's NEUTRAL MIX indicates the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
ASSET MANAGER
 Range Neutral mix
STOCK CLASS 30-70% 50%
BOND CLASS 20-60% 40%
SHORT-TERM CLASS 0-50% 10%
Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds, and short-term instruments.
ASSET MANAGER: GROWTH
 Range Neutral mix
STOCK CLASS 50-100% 70%
BOND CLASS 0-50% 25%
SHORT-TERM CLASS 0-50% 5%
Asset Manager: Growth's more aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term instruments, its return may not be as high as a fund that invests only in stocks.
Although the funds seek to reduce their overall risk by diversifying among different types of investments, the funds aggressively invest in a wide variety of security types, including stocks and bonds issued in developed and developing countries and derivative transactions. Because the funds are subject to the risks of each investment type, the funds and their performance are affected by many factors.
In pursuit of each fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews each fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving each fund's objective.
Each fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
BALANCED PORTFOLIO
The fund seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.
FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other fixed-income securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).
The fund invests in equity securities, convertible securities, common and preferred stocks, and fixed-income securities that provide income or opportunities for capital growth. The fund may buy securities that are not currently paying income but offer prospects for future income. The fund may invest in securities of foreign issuers. In selecting investments for the fund, FMR will consider such factors as the issuer's financial strength, its outlook for increased dividend or interest payments, and the potential for capital gains.
EQUITY-INCOME PORTFOLIO
The fund seeks reasonable income by investing primarily in income-producing equity securities. When choosing the fund's investments, FMR also considers the potential for capital appreciation. The fund seeks to achieve a yield that beats that of the S&P 500. FMR normally invests at least 65% of the fund's total assets in income-producing common or preferred stock. The remainder of the fund's assets will tend to be invested in debt obligations, many of which are expected to be convertible into common stock (if convertible securities present favorable investment opportunities). The fund has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds of varying quality. The fund does not expect to invest in debt securities of companies that do not have proven earnings or credit.
INDEX 500 PORTFOLIO
The fund seeks to match the total return of the S&P 500 while keeping expenses low. FMR normally invests at least 80% (65% if fund assets are below $20 million) of the fund's assets in equity securities of companies that compose the S&P 500.
The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the U.S.
In seeking a 98% or better long-term correlation of the fund's total return to that of the S&P 500, the fund utilizes a "passive" or "indexing" approach and tries to allocate its assets similarly to those of the index. The fund's composition may not always be identical to that of the S&P 500. FMR may choose, if extraordinary circumstances warrant, to exclude a stock held in the S&P 500 and include a similar stock in its place if doing so will help the fund achieve its objective. FMR monitors the correlation between the performance of the fund and the S&P 500 on a regular basis. In the unlikely event that the fund cannot achieve a long-term correlation of 98% or better, the trustees will consider alternative arrangements. Although the fund focuses on common stocks, it may also invest in other equity securities and in other types of instruments. The fund purchases short-term debt securities for cash management purposes and uses various investment techniques, such as futures contracts, to adjust its exposure to the S&P 500.
Standard & Poor's Corporation is neither an affiliate nor a sponsor of the fund, and inclusion of a stock in the index does not imply that it is a good investment. Please refer to the Appendix for more information on the S&P 500.
GROWTH & INCOME PORTFOLIO
The fund seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. The fund expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.
GROWTH OPPORTUNITIES PORTFOLIO
The fund seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks.
The fund, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the fund invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The fund may invest in foreign securities without limitation.
CONTRAFUND PORTFOLIO
The fund seeks capital appreciation by investing mainly in equity securities of companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. The fund usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.
The fund's strategy can lead to investments in small and medium-sized companies, which carry more risk than larger ones. Generally, these companies, especially small sized ones, rely on limited product lines and markets, financial resources, or other factors. This may make them more susceptible to setbacks or downturns.
In pursuit of the fund's goal, FMR looks for companies with the following characteristics:
(small solid bullet) unpopular, but improvements seem possible due to developments such as a change in management, a new product line, or an improved balance sheet,
(small solid bullet) recently popular, but temporarily out of favor due to short-term or one-time factors, or
(small solid bullet) undervalued compared to other companies in the same industry.
GROWTH PORTFOLIO
The fund seeks capital appreciation by investing primarily in common stocks. The fund however, is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The fund does not place any emphasis on dividend income from its investments, except when FMR believes this income will have a favorable influence on the market value of the security.
Growth may be measured by factors such as earnings or gross sales. In selecting investments for the fund, FMR will tend to focus on smaller, lesser known companies in new and emerging areas of the economy. However, FMR may also pursue growth in larger or revitalized companies that hold a strong position in the market. These may be found in mature or declining industries.
Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities. As a general rule, these domestic and foreign companies tend to be small and mid-sized companies that have higher than average price/earnings (P/E) ratios. A high P/E ratio means that the stock is more expensive than average relative to the company's earnings. The market prices of these stocks may be particularly sensitive to economic, market, or company news.
OVERSEAS PORTFOLIO
The fund seeks long-term growth of capital by investing primarily in securities of issuers whose principal activities are outside of the U.S. FMR normally invests at least 65% of the fund's total assets in securities of issuers from at least three different countries outside of North America (the U.S., Canada, Mexico, and Central America). The fund expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality. The fund invests in securities of both developed and emerging markets.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, will tend to focus on the equity securities of both large and small companies. The fund may invest in short-term debt securities and money market instruments for cash management purposes. FMR may also use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends.
The fund's focus on international investing involves increased or additional risks compared to funds which invest primarily in domestic equity securities. International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for emerging markets. Also, because many of the fund's investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect the fund's share price. FMR may use a variety of techniques to either increase or decrease the fund's exposure to any currency.
FMR determines where an issuer or its principal business is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. When allocating the fund's investments among countries and regions, FMR considers such factors as the potential for economic growth, expected levels of inflation, governmental policies, and the outlook for currency relationships.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. For Asset Manager and Asset Manager: Growth, some preferred stocks and convertible securities may be included in the bond class. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each fund (excluding Money Market) may not purchase more than 10% of the outstanding voting securities of any issuer.
High Income may invest up to 20% of its total assets in common stocks and other equity securities.
These limitations do not apply to securities of other investment companies. DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Other debt securities, such as zero coupon bonds, do not pay interest, but are sold at a discount from their face values.
Debt securities, loans, and other direct debt have varying levels of sensitivity to changes in interest rates and varying degrees of quality. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes than short-term bonds.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
   The table on page  provides a summary of ratings assigned to     debt
holdings (not including money market instruments) in certain of the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1996, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
FISCAL 199   6     DEBT HOLDINGS, BY RATING
        MOODY'S
 INVESTORS SERVICE        STANDARD & POOR'S

 (as a % of investments) (as a % of investments)
 Rating Average Rating Average
INVESTMENT High Asset Asset Mgr:  Equity- Growth  High Asset Asset Mgr:
Equity- Growth

    GRADE    Income Manager Growth Balanced Income Opps Overseas Income
Manager Growth Balanced Income Opps Oversea s
Highest quality Aaa 1.43% 25.46% 12.37% 23.77% 1.28% 15.47% 0.00% AAA 1.43%
25.31% 12.40% 23.33% 1.28% 15.47% 0.00%

High quality Aa 0.00% 0.57% 0.19% 0.52% 0.43% 0.00% 0.22% AA 0.00% 0.34%
0.03% 0.52% 0.43% 0.00% 0.00%

Upper-medium grade A 0.00% 1.87% 0.79% 2.77% 0.63% 0.00% 0.00% A 0.00%
1.71% 0.65% 2.41% 0.21% 0.00% 0.22%

Medium grade Baa 0.00% 2.02% 0.72% 3.28% 1.10% 0.00% 0.00% BBB 0.00% 2.69%
1.13% 4.00% 1.73% 0.00% 0.00%
    LOWER    QUALITY
Moderately

speculative Ba 4.60% 0.96% 1.01% 0.72% 0.47% 0.00% 0.00% BB 12.03% 1.06%
1.19% 0.59% 0.78% 0.00% 0.05%

Speculative B 49.30% 2.52% 2.97% 1.83% 2.82% 0.00% 0.07% B 47.15% 1.77%
2.57% 1.55% 1.95% 0.00% 0.00%

Highly speculative Caa 9.68% 0.10% 0.17% 0.15% 0.00% 0.00% 0.00% CCC 4.24%
0.18% 0.28% 0.10% 0.02% 0.00% 0.00%

Poor quality Ca        CC

Lowest quality, no interest C 0.11% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% C
0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
0.00%

In default, in arrears -- -- -- -- -- -- -- -- D 0.04% 0.00% 0.00% 0.00%
0.00% 0.00% 0.00%

  65.12% 33.50% 18.22% 33.04% 6.73% 15.47% 0.29%  64.89% 33.06% 18.25%
32.50% 6.40% 15.47% 0.27%
EACH FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S AND S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY.
REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO 4.41% FOR HIGH INCOME, 1.23% FOR ASSET MANAGER , 0.70% FOR ASSET
MANAGER: GROWTH, 0.32% FOR BALANCED, 0.35% FOR EQUITY-INCOME, 0.00% FOR GROWTH OPPORTUNITIES, AND 0.00% FOR
OVERSEAS. THESE PERCENTAGES MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS
WELL AS UNRATED SECURITIES. FMR HAS DETERMINED THAT UNRATED SECURITIES THAT ARE LOWER QUALITY ACCOUNT FOR 4.41% FOR HIGH INCOME,
1.16% FOR ASSET MANAGER, 0.69% FOR ASSET MANAGER: GROWTH, 0.32% FOR BALANCED, 0.35% FOR EQUITY-INCOME, 0.00% FOR GROWTH
OPPORTUNITIES, AND 0.00% FOR OVERSEAS. FOR FOREIGN GOVERNMENT OBLIGATIONS NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED
STATISTICAL RATING ORGANIZATION, FMR ASSIGNS A RATING BASED ON THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
RESTRICTIONS: The Investment Grade Bond Portfolio normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment grade securities. A security is considered to be investment grade if it is rated investment grade by Moody's Investors Service, Inc. Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P. or is unrated but judged to be of equivalent quality by FMR. Unless otherwise noted, purchase of a debt security is consistent with the debt quality policies of Asset Manager, Asset Manager:
Growth, Equity-Income, Contrafund, Growth and Overseas Portfolios if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. Growth Portfolio and Contrafund Portfolio each currently limits investment in lower than Baa-quality debt securities to 5% of its assets; Equity-Income, Asset Manager: Growth, Overseas, Growth & Income, Balanced and Growth Opportunities Portfolios each currently limits its investment in lower than Baa-quality debt securities to less than 35% of its assets; and Asset Manager Portfolio limits its investment in lower than Baa-quality debt securities to less than 35% of its assets but currently intends to limit its investment in lower than Baa-quality debt securities, as determined by FMR, to 20% of its total assets.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by the U.S. government, and other entities. These securities may carry fixed, variable, or floating interest rates.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, puts and other demand features, and insurance provided by entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
RESTRICTIONS: FMR limits the amount of each of High Income, Equity-Income, Growth, Investment Grade Bond, Asset Manager and Index 500 Portfolios' assets that may be invested in foreign securities to 50%. However, pursuant to certain state insurance regulations, each fund, including Money Market, Overseas, Asset Manager: Growth and Contrafund Portfolios, may not invest more than 20% of its assets in any one foreign country. Each fund may have an additional 15% invested in securities of issuers located in any one (but only one) of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks in addition to those generally associated with foreign investing. The extent of economic development, political instability, and market depth varies widely in comparison to more developed markets. Emerging market economies may be subject to greater social, economic, and political uncertainties or may be based on only a few industries. All of these factors can make emerging market securities more volatile and less liquid than domestic securities.
AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND
EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
ASSET-BACKED SECURITIES include interests in pools of the following: purchase contracts, financing leases, or sales agreements entered into by municipalities; lower-rated debt securities; or consumer loans. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. Certain asset-backed securities rely on continued payments by a municipality, and may also be subject to prepayment risk. MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other debt securities, although they may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features and standby commitments are types of put features.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments and for Index 500, in its effort to achieve the fund's objective of tracking the S&P 500. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS. Money Market, Investment Grade Bond, Asset Manager, Asset
Manager: Growth, Balanced, Equity-Income, Index 500, Growth & Income, Growth Opportunities, Contrafund, and Growth Portfolios each may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. High Income and Overseas Portfolios each may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS. Money Market may invest more than 25% of its total assets in the financial services industry.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: Money Market may not invest more than 5% of its total assets in any one issuer, except that the fund may invest up to 10% of its total assets in the highest quality securities of a single issuer for up to three business days. These limitations do not apply to U.S. government securities.
With respect to 75% of its total assets, each of Investment Grade Bond, High Income, Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Index 500, Growth & Income, Growth Opportunities, Contrafund, Growth, and Overseas, Portfolios may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. Each fund (except Money Market) also may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities. BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund, other than Money Market, may borrow only for temporary or emergency purposes, but not in an amount exceeding 25% of its assets. Money Market may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 25% of its assets for temporary or emergency purposes and 10% of its assets for general purposes (reverse repurchase agreements).
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
OTHER INSTRUMENTS may include depositary receipts, rights, and securities of closed-end investment companies.
CASH MANAGEMENT. The funds may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investment could cause its share price to change.
RESTRICTIONS: Money Market portfolio does not currently intend to invest in a money market fund.
INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, each fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your insurance company's separate account prospectus.
FUNDAMENTAL INVESTMENT POLICIES AND
RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.
INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital.
HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.
ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.
ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
BALANCED PORTFOLIO seeks high total return through a combination of current income and capital appreciation.
EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks (S&P 500). INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.
GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.
GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth through investing in common stocks and securities convertible into common stocks. CONTRAFUND PORTFOLIO seeks long-term capital appreciation.
GROWTH PORTFOLIO seeks to achieve capital appreciation.
OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities.
EACH FUND (excluding Money Market), with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. Each fund may not invest more than 25% of its total assets in any one industry, except Money Market will invest more than 25% of its total assets in the financial services industry.
Loans, in the aggregate, may not exceed 33% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn, on behalf of Money Market, High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth Opportunities, Contrafund and Overseas Portfolios, pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which
are explained on pag   e     .
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
EACH FUND'S MANAGEMENT FEE is calculated and paid to FMR every month. The fee for each fund (excluding Money Market and Index 500 Portfolios) is calculated by adding a GROUP FEE rate to an INDIVIDUAL FUND FEE rate, and multiplying the result by the fund's average net assets.
MONEY MARKET'S management fee is calculated by multiplying the sum of two components by the fund's average net assets and adding an income-based fee. One component, the group fee rate, is discussed below. The other component, the individual fund fee rate, is 0.03%. The income-based fee is 6% of the fund's gross income in excess of a 5% yield and cannot rise above 0.24% of the fund's average net assets.
INDEX 500'S management fee is calculated and paid to FMR every month. The fund pays the fee at the annual rate of 0.28% of its average net assets. THE GROUP FEE RATE is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.5200% for Equity-Income, Growth, Overseas, Asset Manager, Asset Manager: Growth, Contrafund, Growth Opportunities, Growth & Income and Balanced Portfolios and 0.3700% for Money Market, High Income, and Investment Grade Bond Portfolios, and it drops as total assets under management increase.
For December 31, 1996, the group fee rate was 0.3021% for Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, and Overseas Portfolio and 0.1425% for Money Market, Investment Grade Bond, and High Income Portfolios.
The funds' individual fund fee rates and total management fees for fiscal year 1996 are outlined in the following chart:
Fund                                    Individ            Manage
                                        ual                ment
                                        Fund               Fee
                                        Fee
                                        Rate

Money Market Portfolio                  0.03                  0.21
                                        %                         %

Investment Grade Bond Portfolio         0.30                  0.45
                                        %                         %

High Income Portfolio                   0.45                  0.59
                                        %                         %

Asset Manager Portfolio                 0.   25               0.64
                                               %   A          %

Asset Manager: Growth Portfolio         0.   3    0           0.65
                                        %   B                     %

   Balanced Portfolio                      0.15               0.48
                                           %C                     %

Equity-Income Portfolio                 0.20                  0.51
                                        %                         %

   Growth & Income Portfolio               0.20               0.50
                                           %                      %   D

   Growth Opportunities Portfolio          0.30               0.61
                                           %                      %

Contrafund Portfolio                    0.30                  0.61
                                        %                         %

Growth Portfolio                        0.30                  0.61
                                        %                         %

Overseas Portfolio                      0.45                  0.76
                                        %                         %

   A EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.40% TO 0.25%. IF THIS REDUCTION WERE NOT IN EFFECT, THE MANAGEMENT FEE WOULD HAVE BEEN 0.70%
B EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.40% TO 0.30%. IF THIS REDUCTION WERE NOT IN EFFECT, THE MANAGEMENT FEE WOULD HAVE BEEN 0.69%
C EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.20% TO 0.15%. IF THIS REDUCTION WERE NOT IN EFFECT, THE MANAGEMENT FEE WOULD HAVE BEEN 0.50%
D ESTIMATED.
SUB-ADVISORY AGREEMENTS. On behalf of High Income, Asset Manager, Asset
Manager: Growth, Contrafund, Growth & Income, Balanced and Growth Opportunities Portfolios, FMR has sub-advisory agreements with two affiliates, FMR U.K. and FMR Far East. On behalf of Overseas Portfolio, FMR has sub-advisory agreements with three affiliates: FMR U.K., FMR Far East, and FIIA. FIIA in turn has a sub-advisory agreement with FIIAL U.K. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin. FIIA focuses on issuers based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses on issuers based in the United Kingdom and Europe.
These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the
costs of providing these services. FMR pays FIIA a fee equal to    30%
of its management fee rate associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
On behalf of High Income, Asset Manager: Growth, Balanced, Contrafund and Overseas Portfolios, the sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, and FIIA a
fee equal to    50%     of its management fee rate with respect to the
fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
The following chart details the fees paid by FMR to FMR U.K. and FMR Far East, on behalf of the funds (as a percentage of a fund's average net assets) for fiscal 1996:
Fund                              Fee to        Fee to
                                  FMR           FMR
                                  U.K.          Far
                                                East

Asset Manager Portfolio           .009             .009
                                  %                %

Asset Manager: Growth Portfolio   .007          .007
                                  %             %

Balanced Portfolio                .006          .006
                                  %             %

Growth Opportunities Portfolio    .006          .005
                                  %             %

Contrafund Portfolio                 .005       .00   5
                                     %                 %

   Overseas Portfolio                .060          .058
                                     %             %

FMR Texas is the Money Market Portfolio's sub-adviser and has primary responsibility for managing investments. FMR is responsible for providing other management services. FMR pays FMR Texas 50% of its management fee (before any expense reimbursement) for FMR Texas' service. FMR paid FMR
Texas a fee equal to    .10%     of Money Market's average net assets for
the fiscal year ended December 31, 1996.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC, 82 Devonshire Street, Boston, Massachusetts, performs transfer agency, dividend disbursing and shareholder servicing functions for each fund. Fidelity Service Co. (FSC), 82 Devonshire Street, Boston, Massachusetts, calculates the net asset value (NAV) and dividends, and maintains the general accounting records for each fund's and administers the securities lending program for each fund (except for Money Market). The following chart details the fees paid to FIIOC and FSC and each fund's total expenses (as a percentage of the fund's average net assets) for fiscal 1996:
Fund                             Fee          Fee          Total
                                 to           to           Expen
                                 FIIO         FS           ses
                                 C            C

   Money Market Portfolio           .07          .01          .30
                                    %            %            %

   Investment Grade Bond
           .06          .04          .58
    Portfolio                       %            %            %

   High Income Portfolio            .05          .05          .71
                                    %            %            %

   Asset Manager Portfolio          .06          .02          .74
                                    %            %            %

   Asset Manager: Growth
           .07          .06          .87
   Portfolio                        %            %            %

Balanced Portfolio                  .06          .08          .72
                                        %            %            %

   Equity-Income Portfolio          .06          .01          .58
                                    %            %            %

   Index 500 Portfolio              .08          .06          .28
                                    %            %            %

Growth Opportunities Portfolio      .07          .06          .77
                                        %            %            %

   Contrafund Portfolio             .07          .04          .74
                                    %            %            %

   Growth Portfolio                 .06          .02          .69
                                    %            %            %

   Overseas Portfolio               .06          .05          .93
                                    %            %            %

The figures are based on historical expenses, and are calculated as a percentage of the funds' average net assets. A portion of the brokerage commissions that certain of the funds pay is used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on, uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the chart would have been:
   Fund                                     Total
                                            Expenses

   Asset Manager Portfolio                  0.73%

   Asset Manager: Growth Portfolio          0.85%

   Balanced Portfolio                       0.71%

   Equity-Income Portfolio                  0.56%

   Growth Opportunities Portfolio           0.76%

   Contrafund Portfolio                     0.71%

   Growth Portfolio                         0.67%

   Overseas Portfolio                       0.92%

FMR has voluntarily agreed to temporarily limit the fund's operating expenses (as a percentage of each fund's average net assets) to 0.28% for Index 500, 0.80% for Investment Grade Bond, 1.00% for Asset Manager:
Growth, High Income, Contrafund, and Growth & Income, 1.25% for Asset Manager, and 1.50% for Equity-Income, Growth, Overseas, Balanced and Growth Opportunities, respectively. If these agreements were not in effect, total operating expenses would have been .43% for Index 500. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions or extraordinary expenses.
Each fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Each fund's (except Money Market's) portfolio turnover rate for fiscal 1996 is outlined in the following chart. These rates vary from year to year. High turnover rates increase transaction costs. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
Fund                                     Portfolio
                                         Turnover
                                         Rate

   Investment Grade Bond Portfolio          81%

   High Income Portfolio                    123%

   Asset Manager Portfolio                  168%

   Asset Manager: Growth Portfolio          120%

   Balanced Portfolio                       163%

   Equity-Income Portfolio                  186%

   Index 500 Portfolio                      14%

   Growth & Income                          <200
                                            %A

   Growth Opportunities Portfolio           28%

   Contrafund Portfolio                     178%

   Growth Portfolio                         81%

   Overseas Portfolio                       92%

A ESTIMATED 1997 TURNOVER RATE.
Each fund has adopted a Distribution and Service Plan. Each plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of a fund's shares.
PERFORMANCE
Each fund's total return and yield may be quoted in advertising in accordance with current law and interpretations thereof. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to policyholders. This difference may be significant for funds whose investments are denominated in foreign securities. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.
Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
A fund may quote its adjusted NAV, including all distributions paid. This value may be averaged over specified periods and may be used to calculate a fund's moving average.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
TOTAL RETURNS AND YIELDS QUOTED FOR A FUND INCLUDE THE FUND'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUNDS MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a fund's performance to that of other mutual funds.
ACCOUNT POLICIES


DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the funds will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gain distributions from any fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contracts may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.
Each fund is treated as a separate entity for federal income tax purposes. Each fund intends to pay out all of its net investment income and net realized capital gains, if any, for each year. Dividends from Money Market Portfolio are declared daily and paid monthly. High Income, Equity-Income, Investment Grade Bond, Growth, Overseas, Asset Manager, Asset Manager:
Growth, Index 500, and Contrafund, Growth & Income, Balanced and Growth Opportunities Portfolios will distribute any dividends at least annually. Normally, net realized capital gains, if any, are distributed each year for a fund. Such income and capital gain distributions from a fund are automatically reinvested in additional shares of the fund. Each fund (except Money Market) makes dividend and capital gain distributions on a per-share basis. After each distribution from a fund, the fund's share price drops by the amount of the distribution. Because dividends and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Each fund's NAV is calculated as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Money Market's portfolio securities and each of the other fund's investments with remaining maturities of 60 days or less are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps Money Market Portfolio maintain a stable $1.00 share price.
Other than Money Market, each fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In addition, if quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value. EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in and redeem from a fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the funds each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more funds the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' orders to a fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to a fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a fund, but in no event later than 7 days following receipt of instructions. Each fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
APPENDIX


DESCRIPTION OF MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS:
Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
Leading market positions in well established industries.
High rates of return on funds employed.
Conservative capitalization structures with moderate reliance on debt and ample asset protection.
Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
Well established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS:
A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
A-3 - This designation indicates that the capacity for timely payment is satisfactory. These issues are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B - Issues rated B are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing or short-term adversities.
C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D - Debt rated D is in payment default. The D rating category is used when interest or principal payments are not made on the date due even if the applicable period has not expired, unless S&P believes that such payments will be made during such grace period.
DESCRIPTION OF MOODY'S INVESTORS SERVICE CORPORATE BOND RATINGS:
AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to B may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
(INDEX 500 PORTFOLIO) S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to participants of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the fund. S&P has no obligation to take the needs of the Licensee or the participants of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.
"Standard & Poor's(registered trademark)," "S&P(registered trademark)," "S&P 500(registered trademark)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Fidelity Distributors Corporation.






This prospectus is printed on recycled paper using soy-based inks.

VARIABLE INSURANCE PRODUCTS FUND:
MONEY MARKET PORTFOLIO, HIGH INCOME PORTFOLIO,
EQUITY-INCOME PORTFOLIO, GROWTH PORTFOLIO, AND OVERSEAS PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND II:
INVESTMENT GRADE BOND PORTFOLIO, ASSET MANAGER PORTFOLIO,
INDEX 500 PORTFOLIO, CONTRAFUND PORTFOLIO, AND ASSET MANAGER: GROWTH
PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND III:
BALANCED PORTFOLIO, GROWTH & INCOME PORTFOLIO, GROWTH OPPORTUNITIES
PORTFOLIO
STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 1997
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated April 30, 1997). Please retain this document for future reference. The
fund's    Annual Reports     are separate documents supplied with this SAI.
To obtain an additional copy of the Prospectus or an Annual Report, please call your insurance company or Fidelity Distributors Corporation (FDC) at 1-800-544-2442.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations                 3

Portfolio Transactions                              17

Valuation of Portfolio Securities                   20

Performance                                         21

Additional Purchase and Redemption Information      33

Distributions and Taxes                             34

FMR                                                 34

Trustees and Officers                               34

Management Contracts                                39

Distribution and Service Plans                      47

Contracts with FMR Affiliates                       48

Description of the Trusts                           19

Financial Statements                                50

Appendix                                            50

VIP/VIPII/VIPIII-ptb-0497
INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Money Market Portfolio:
 FMR Texas Inc. (FMR Texas)
High Income, Asset Manager, Contrafund, Balanced, Growth
Opportunities, Growth & Income and Asset Manager: Growth Portfolios:
 Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
 Fidelity Management & Research (Far East) Inc. (FMR Far East)
Overseas Portfolio:
 FMR U.K.
 FMR Far East
 Fidelity International Investment Advisors (FIIA)
 Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.) DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
CUSTODIANS
Money Market, High Income and Investment Grade Bond Portfolios:
 The Bank of New York
Equity-Income, Overseas, Asset Manager: Growth, Asset Manager
Balanced and Growth & Income Portfolios:
 The Chase Manhattan Bank, N.A.
Growth, Growth Opportunities, Contrafund and Index 500 Portfolios:
 Brown Brothers Harriman & Co.
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
Each fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of each fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
MONEY MARKET PORTFOLIO
THE FOLLOWING ARE MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that with respect to 25% of its total assets, 10% of its assets may be invested in the securities of any single issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(8) lend any security or make any other loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS FOR MONEY MARKET PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment advisor or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. The fund will not borrow for any general purpose in excess of 10% of net assets. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment advisor. (This limit does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(ix) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
QUALITY AND MATURITY. Pursuant to procedures adopted by the Board of Trustees, the funds may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2). Split-rated securities may be determined to be either first tier or second tier based on applicable regulations.
The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature. DOMESTIC AND FOREIGN ISSUERS. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.
Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.
Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.
HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET MANAGER: GROWTH PORTFOLIOS
THE FOLLOWING ARE HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET MANAGER: GROWTH PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) (for High Income, Equity-Income, Growth , Overseas, Balanced, and Growth Opportunities Portfolio's) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that
(i) and (ii) in combination (borrowings) do not exceed 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33% limitation;
 (for Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset
Manager: Growth, and Growth & Income Portfolio's) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) (for Balanced and Growth Opportunities Portfolio's) Each fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS FOR HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET
MANAGER: GROWTH PORTFOLIOS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL.
(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Each fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment advisor or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). Each fund will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. Each fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. Each fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% of Equity-Income, Growth, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager: Growth, Balanced, Growth Opportunities, and Growth & Income Portfolios' net assets and 15% of High Income and Overseas Portfolio's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) Each fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 5% of net assets for Equity-Income, Growth, Overseas, Asset Manager, Index 500, Contrafund and Asset Manager: Growth , Balanced, Growth Opportunities, and Growth & Income Portfolios and 7.5% of net assets for High Income and Investment Grade Bond Portfolios) to a registered investment company or portfolio for which FMR or an affiliate serves as investment advisor or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) Each fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(vii) Each fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
For each fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For limitations on short sales, see the sections entitled "Short Sales" and "Short Sales Against The Box".
For the funds' policies on foreign investments, see the section entitled "Exposure to Foreign Markets."
Higher yielding, fixed-income securities of the type in which High Income Portfolio invests will at times be purchased at a discount from or a premium over par value. The total return on such securities includes the potential for a capital gain or loss. High Income Portfolio generally does not intend to hold securities for the purpose of achieving capital gains, however, unless current yields on these securities remain attractive. Capital gain or loss may also be realized upon the sale of portfolio securities.
The U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the funds. If such restrictions should be reinstituted, it might become necessary for Overseas Portfolio to invest all or substantially all of its assets in U.S. securities. In such event, the Board of Trustees would reevaluate the fund's investment objective and policies.
In accordance with the funds' fundamental investment policies, there are no limitations on the percentage of the funds' assets which may be invested in any one type of instrument. Nor are there limitations (except those imposed by certain state insurance regulations) on the percentage of the funds' assets which may be invested in any foreign country. However, in order to comply with diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended, in connection with FMR serving as investment advisor, each fund has agreed to certain non-fundamental limitations. Please refer to your insurance company's separate account prospectus for more information.
EACH FUND'S INVESTMENTS MUST BE CONSISTENT WITH ITS INVESTMENT OBJECTIVE AND POLICIES. ACCORDINGLY, NOT ALL OF THE SECURITY TYPES AND INVESTMENT TECHNIQUES DISCUSSED BELOW ARE ELIGIBLE INVESTMENTS FOR EACH OF THE FUNDS. ASSET ALLOCATION (ASSET MANAGER AND ASSET MANAGER: GROWTH). The short-term/money market class includes all types of domestic and foreign securities and short-term and money market instruments with remaining maturities of 12 months or less or comparable interest rate sensitivity. FMR will seek to maximize total return with respect to Asset Manager and Asset Manager: Growth. Short-term and money market instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.
The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than 12 months or comparable interest rate sensitivity. FMR will seek to maximize total return within the bond class by adjusting a fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term/money market class, these securities may be denominated in U.S. dollars or foreign currency. Asset Manager and Asset Manager: Growth may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds"). Asset Manager and Asset Manager: Growth currently intend to limit their investments in these securities to less than 35% of their assets.
The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks which are included in the bond class). FMR seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that FMR believes to have superior investment potential. When FMR selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.
In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services. INVESTMENT DETAILS FOR INDEX 500 PORTFOLIO. Index 500 Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500. The fund may omit or remove an S&P 500 stock from its portfolio if, following objective criteria, FMR judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. FMR may purchase stocks that are not included in the S&P 500 to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 stocks omitted from the portfolio.
The ability of the fund to meet its objective depends in part on its cash flow because investments and redemptions by shareholders generally will require the fund to purchase or sell portfolio securities. A low level of shareholder transactions will keep cash flow manageable and enhance the fund's ability to track the S&P 500. FMR will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the fund's portfolio to the composition of the S&P 500. In addition, the fund will maintain a reasonable position in high-quality, short-term debt securities and money market instruments to meet redemption requests.
S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e. the number of shares outstanding multiplied by the stock's current price), with the 62 largest stocks currently comprised approximately 50% of the index's value. The composition of the S&P 500 is determined by Standard & Poor's Corporation and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard and Poor's Corporation may change the index's composition from time to time.
The performance of the S&P 500 is a hypothetical number which does not take into account brokerage commissions and other costs of investing, which the fund bears.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
CLOSED-END INVESTMENT COMPANIES. A fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
DELAYED-DELIVERY TRANSACTIONS. A fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds (excluding Money Market) may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADR's) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS. A fund may (excluding Money Market) conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
   A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. However, pursuant to certain state insurance regulations, any foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund (excluding Money Market) has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which a fund can commit assets to initial margin deposits and option premiums.
In addition, each fund (excluding Index 500 Portfolio) will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
For Index 500 Portfolio, FMR also intends to follow certain other limitations on the fund's futures and option activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not inter into any futures contract or option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration. With respect to Money Market, FMR may also determine some time deposits to be illiquid. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees (for Money Market Portfolio, illiquid investments are valued for purposes of monitoring amortized cost valuation). If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of Money Market, Equity-Income, Growth, Investment Grade Bond, Asset Manager, Index 500, Contrafund and Asset
Manager: Growth Portfolios' net assets and more than 15% of High Income and Overseas Portfolios' net assets were invested in illiquid securities, the fund would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. FMR will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Manager and Asset Manager: Growth Portfolios' investment allocations, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments. INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by each fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations 1 and 5 ). For purposes of these limitations, each fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
MORTGAGE-BACKED SECURITIES. The funds may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the funds may invest in them if FMR determines they are consistent with the funds' investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Pursuant to certain state insurance regulations, any repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, Money Market anticipates holding restricted securities to maturity or selling them in an exempt transaction. REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." Money Market may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share of the fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
SOVEREIGN DEBT OBLIGATIONS. Overseas Portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS) and Treasury Investment Growth Receipts (TIGRS), and generic receipts, such as Treasury Receipts (TRs), are privately stripped U.S. Treasury securities.
Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
WARRANTS. Warrants are securities that give a fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets if the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contracts"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by Money Market generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of fund expenses. Commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). For Money Market, FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of Money Market are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions. For the fiscal years ended December 31, 1996 and 1995, the funds had the following portfolio turnover rates:



Year         High    Equity-  Growth   Growth        Oversea   Investment  Asset    Asset     Balance  Contrafun  Index
             Income  Income            Opportunitie  s         Grade Bond  Manager  Manager:  d        d          500
                                       s                                            Growth

   199       123%    186%     81%      28%           92%       81%         168%     120%      163          178%          14%
   6                                                                                             %

199          132%    87%      108%     38%           50%       182%        256%     343%      248        132%          16%
5                                                                                             %


BROKERAGE COMMISSIONS. The following lists the total brokerage commissions paid; the percentage of the brokerage commissions paid to brokerage firms that provided research services and the commissions paid to FBSI and FBSL in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid for the fiscal periods ended December 31, 1996, 1995 and 1994 for each of the funds. No commissions were paid by Money Market or Investment Grade Bond Portfolios. The funds pay both commissions and spreads in connection with the placement of portfolio transactions. The difference in the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSI and FBS is a result of the low commission rates charged by FBSI and FBS.
HIGH INCOME PORTFOLIO

                 %                                                 %            %
                 Paid to                                           Transactio   Transactio
                 Firms                                             ns           ns

Period           Providing  To         To                          through      through

Ended   TOTAL    Research   FBSI       FBS    % to FBSI  % to FBS  FBSI         FBS
   1996 $501,544 69%        $10,168    $ 0       2%         0%        2%          0%

1995    $185,561 95%        $ 21,896   $ 0    12%        0%        16%         0%

1994    $135,013 98%        $ 24,140   $ 0    18%        0%        29%         0%


EQUITY-INCOME PORTFOLIO

                     %                                                        %            %
                     Paid to                                                  Transactio   Transactio
                     Firms                                                    ns           ns

Period               Providing To          To                                 through      through

Ended   TOTAL        Research  FBSI        FBS          % to FBSI % to FBS    FBSI         FBS

   1996 $13,450,350  66%       $3,563,724  $19,906      27%          0%          40%          0%

1995    $5,473,128   94%       $2,043,797  $33,242      37%       1%          51%          0%

1994    $4,893,684   95%       $ 1,717,630 $116,658     35%       2%          46%          1%


GROWTH OPPORTUNITIES PORTFOLIO

                     %                                                        %            %
                     Paid to                                                  Transactio   Transactio
                     Firms                                                    ns           ns

Period               Providing To          To                                 through      through

Ended   TOTAL        Research  FBSI        FBS          % to FBSI % to FBS    FBSI         FBS

   1996 $195,409     64%       $43,699     $2,978          22%       2%          33%          1%

1995       $105,477  67%       $40,358     $100         38%       0%          58%          0%


GROWTH PORTFOLIO

                     %                                                        %            %
                     Paid to                                                  Transactio   Transactio
                     Firms                                                    ns           ns

Period               Providing To          To                                 through      through

Ended   TOTAL        Research  FBSI        FBS          % to FBSI % to FBS    FBSI         FBS

   1996 $4,689,993   68%       $1,167,932  $41,903         25%       1%          37%          1%

1995    $3,835,624   97%       $1,237,372  $13,081      32%       0%          43%          0%

1994    $3,120,411   97%       $956,332    $0           31%       0%          44%          0%


OVERSEAS PORTFOLIO

                     %                                                        %            %
                     Paid to                                                  Transactio   Transactio
                     Firms                                                    ns           ns

Period               Providing To          To                                 through      through

Ended   TOTAL        Research  FBSI        FBS          % to FBSI % to FBS    FBSI         FBS

   1996 $4,851,584   86%       $23,341     $338,852          1%       7%         2%          9%

1995    $2,495,829   96%       $10,057     $240,170       0%       10%        1%          12%

1994    $2,985,961   90%       $1,605      $255,413       0%       9%         0%          11%


BALANCED PORTFOLIO

                     %                                                        %            %
                     Paid to                                                  Transactio   Transactio
                     Firms                                                    ns           ns

Period               Providing To          To                                 through      through

Ended   TOTAL        Research  FBSI        FBS          % to FBSI % to FBS    FBSI         FBS

   1996 $138,649     70%       $32,871     $1,221          24%       1%          39%          1%

1995     $65,835      89%       $12,056     $195         18%       0%          37%          0%


ASSET MANAGER PORTFOLIO

                     %                                                        %            %
                     Paid to                                                  Transactio   Transactio
                     Firms                                                    ns           ns

Period               Providing To          To                                 through      through

Ended   TOTAL        Research  FBSI        FBS          % to FBSI % to FBS    FBSI         FBS

   1996 $5,969,816   85%       $600,978    $27,964         10%       0%          22%          0%

1995    $12,537,406  96%       $1,793,406  $218,281     14%       2%          33%          2%

1994    $3,316,118   92%       $583,097    $107,280     18%       3%          32%          3%


INDEX 500 PORTFOLIO

                     %                                                        %            %
                     Paid to                                                  Transactio   Transactio
                     Firms                                                    ns           ns

Period               Providing To          To                                 through      through

Ended   TOTAL        Research  FBSI        FBS          % to FBSI % to FBS    FBSI         FBS

   1996 $51,591      91%       $374          $0            1%          0%        0%          0%

1995       $133,659  31%       $20            $ 0       0%          0%        0%          0%

1994       $10,286   1%        $17            $ 0       0%          0%        0%          0%


ASSET MANAGER: GROWTH PORTFOLIO

                     %                                                        %            %
                     Paid to                                                  Transactio   Transactio
                     Firms                                                    ns           ns

Period               Providing To          To                                 through      through

Ended   TOTAL        Research  FBSI        FBS          % to FBSI % to FBS    FBSI         FBS


   1996 $296,932     70%       $52,039     $2,173          18%       1%          30%          1%

1995      $335,353   93%       $4,540         $14       13%       0%          30%          0%


CONTRAFUND PORTFOLIO

                     %                                                        %            %
                     Paid to                                                  Transactio   Transactio
                     Firms                                                    ns           ns

Period               Providing To          To                                 through      through

Ended   TOTAL        Research  FBSI        FBS          % to FBSI % to FBS    FBSI         FBS


   1996 $4,846,349   73%       $1,020,036  $8,210          21%       0%          32%          0%

1995       $672,767  97%       $246,389       $ 0       37%       0%          49%          0%


From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
FSC normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time. The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
MONEY MARKET PORTFOLIO
Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund's must adhere to certain conditions under Rule 2a-7, as
summarized in the section entitled "Quality and Maturity"    on page 4    .
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
INVESTMENT GRADE BOND AND HIGH INCOME PORTFOLIOS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. EQUITY-INCOME, INDEX 500, CONTRAFUND, GROWTH, GROWTH & INCOME, OVERSEAS, ASSET MANAGER, ASSET MANAGER: GROWTH, BALANCED, AND GROWTH OPPORTUNITIES PORTFOLIOS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. Each non-money market fund's share price, and each fund's yield and total return fluctuate in response to market conditions and other factors, and the value of non-money market fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS (MONEY MARKET PORTFOLIO). To compute the money market fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by regulation.
YIELD CALCULATIONS (EXCLUDING MONEY MARKET PORTFOLIO). Yields for a fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements. In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield. Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's net asset value (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving
average.    On December 29, 1996, the 13-week and 39-week long-term moving averages were $20.66 and $19.74 for Equity-Income; $31.27 and $30.04 for Growth; $18.32 and $17.85 for Overseas; $16.71 and $15.89 for Asset Manager; $87.40 and $81.61 for Index 500; $12.89 and $12.15 for Asset
Manager: Growth; $16.15 and $15.17 for Contrafund; $12.05 and $11.42 for Balanced; N/A and N/A for Growth & Income; and $15.14 and $14.10 for Growth Opportunities, respectively.

Historical Fund Results   Average Annual Total Returns   Cumulative Total Returns



As of 12/31/96           Yields        One        Five          Life of       One             Five               Life of
                                       Year       Years         Fund*         Year            Years              Fund*

Money Market Portfolio    7-day-5.27%  5.41%         4.53%         5.96%         5.41%             24.78%             78.38%

Investment Grade          30-day-6.03% 3.19%         6.64%         8.19%         3.19%             37.89%             88.91%
Bond Portfolio

High Income Portfolio     30-day-7.31% 14.03%        14.96%        11.12%        14.03%            100.79%            187.13%

Asset Manager             N/A          14.60%        11.26%        11.69%        14.60%            70.47%             124.77%
Portfolio

Asset Manager:            N/A          20.04%        N/A           21.56%        20.04%          N/A                  47.67%
Growth Portfolio

Equity-Income             N/A          14.28%        17.98%        13.74%        14.28%            128.56%            262.28%
Portfolio

Index 500 Portfolio       N/A          22.71%        N/A           17.06%        22.71%          N/A                  98.44%

Contrafund Portfolio      N/A          21.22%        N/A           30.19%        21.22%          N/A                  69.37%

Growth Portfolio          N/A          14.71%        15.16%        15.15%        14.71%            102.58%            310.00%

Overseas Portfolio        N/A          13.15%        9.15%         7.88%         13.15%            54.89%             112.54%

Growth & Income           N/A
Portfolio

Balanced Portfolio        N/A          9.98%         N/A           11.95%        9.98%           N/A                  25.28%

Growth Opportunities      N/A          18.27%        N/A           25.24%        18.27%          N/A                  56.73%
Portfolio


If FMR had not reimbursed certain fund expenses during certain of these periods, the total returns would have been lower.
* 10-year return for Money Market Portfolio and High Income Portfolio Commencement of Operations; Equity-Income and Growth Portfolios commenced operations October 9, 1986; Overseas Portfolio commenced operations January 28, 1987; Investment Grade Bond Portfolio commenced operations December 5, 1988; Asset Manager Portfolio commenced operations September 6, 1989; Index 500 Portfolio commenced operations August 27, 1992; Asset Manager: Growth,
Contrafund;    Balanced and Growth Opportunities Portfolios commenced
operations January 3, 1995; and Growth & Income Portfolio commenced operations December 30, 1996.
The following tables show the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month end closest to the initial investment date for each fund's. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the Money Market, High Income, and Investment Grade Bond Portfolio invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as a money market or bond fund. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
MONEY MARKET PORTFOLIO During the ten-year period ended    December 31,
1996,     a hypothetical $10,000 investment in Money Market Portfolio would
have grown t   o $17,838,     assuming all distributions were reinvested.
This was a period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
MONEY MARKET PORTFOLIO   INDICES


Year          Value of    Value of          Value of       Total              S&P 500            DJIA               Cost of
Ended         Initial     Reinveste         Reinveste      Value                                                    Living
              $10,000     d                 d
              Investmen   Dividend          Capital
              t           Distribution      Gain
                          s                 Distribution
                                            s

   1996       $10,000     $7,838                $ 0            $ 17,838           $ 41,499           $ 46,181           $ 14,353

   1995       $10,000     $6,923                $ 0            $ 16,923           $ 33,750           $ 35,882           $ 13,891

   1994       $10,000     $5,985                $ 0            $ 15,985           $ 24,532           $ 26,244           $ 13,548

   1993       $10,000     $5,333                $ 0            $ 15,333           $ 24,213           $ 25,001         $ 13,195

   1992       $10,000     $4,853                $ 0            $ 14,853           $ 21,996           $ 21,370         $ 12,842

   1991       $10,000     $4,296                $ 0            $ 14,296           $ 20,434           $ 19,916         $ 12,480

   1990       $10,000     $3,475                $ 0            $ 13,475           $ 15,660           $ 16,018         $ 12,109

   1989       $10,000     $2,473                $ 0            $ 12,473           $ 16,164           $ 16,104         $ 11,412

   1988       $10,000     $1,430                $ 0            $ 11,430           $ 12,275           $ 12,222         $ 10,905

   1987       $10,000     $644                  $ 0            $ 10,644           $ 10,526           $ 10,543         $ 10,443


Explanatory Notes: With an initial investment of $10,000 made on December 31, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at the time
they were reinvested), amounted t   o $17,838. I    f distributions had not
been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments (dividends) for the period would have amounted to $5,803. The fund did not distribute any capital gains during the period. Tax consequences of different investments have not been factored into the above figures.
HIGH INCOME PORTFOLIO During the ten-year period ended December 31, 1996, a hypothetical $10,000 investment in High Income Portfolio would have grown
to    $28,713,      assuming all distributions were reinvested. This was a
period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
HIGH INCOME PORTFOLIO   INDICES




Year     Value of  Value of       Value of          Total              S&P 500            DJIA              Cost of
Ended    Initial   Reinveste      Reinveste         Value                                                   Living
         $10,000   d              d
         Investme  Dividend       Capital
         nt        Distribution   Gain
                   s              Distribution
                                  s

   1996  $11,560   $ 15,734           $ 1,419           $ 28,713           $ 41,499           $ 46,181           $ 14,353

   1995  $11,127   $ 13,088           $ 964             $ 25,179           $ 33,750           $ 35,882           $ 13,891

   1994  $9,926    $ 10,072           $ 860             $ 20,858           $ 24,532           $ 26,244           $ 13,548

   1993  $11,071   $ 9,869            $ 266             $ 21,206           $ 24,213           $ 25,001           $ 13,195

   1992  $9,991    $ 7,484            $ 138             $ 17,613           $ 21,996           $ 21,370           $ 12,842

   1991  $8,818    $ 5,361            $ 121             $ 14,300           $ 20,434           $ 19,916           $ 12,480

   1990  $6,528    $ 3,969            $ 90              $ 10,587           $ 15,660           $ 16,018           $ 12,109

   1989  $7,488    $ 3,237            $ 103             $ 10,828           $ 16,164           $ 16,104           $ 11,412

   1988  $8,920    $ 2,258            $ 123             $ 11,300           $ 12,275           $ 12,222           $ 10,905

   1987  $8,938    $ 1,061            $ 123             $ 10,122           $ 10,526           $ 10,543           $ 10,443


Explanatory Notes: With an initial investment of $10,000 made on December 31, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$23,613. If     distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to    $7,751     for
dividends an   d $702     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures. EQUITY-INCOME PORTFOLIO During the ten-year period ended December 31, 1996, a hypothetical $10,000 investment in Equity-Income Portfolio would have
grown t   o $36,228, as    suming all distributions were reinvested. This
was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
EQUITY-INCOME PORTFOLIO         INDICES




Year     Value of      Value of          Value of          Total              S&P 500            DJIA             Cost of
Ended    Initial       Reinvested        Reinvested        Value                                                  Living
         $10,000       Dividend          Capital Gain
         Investment    Distributions     Distributions

   1996  $20,988           $ 9,127           $ 6,113           $ 36,228           $ 41,499           $ 46,181         $ 14,353

   1995  $19,232           $ 8,313           $ 4,156           $ 31,701           $ 33,750           $ 35,882         $ 13,891

   1994  $15,319           $ 6,048           $ 2,099           $ 23,466           $ 24,532           $ 26,244         $ 13,548

   1993  $15,409           $ 5,518           $ 990             $ 21,917           $ 24,213           $ 25,001         $ 13,195

   1992  $13,373           $ 4,296           $ 859             $ 18,528           $ 21,996           $ 21,370         $ 12,842

   1991  $11,826           $ 3,265           $ 760             $ 15,851           $ 20,434           $ 19,916         $ 12,480

   1990  $9,491            $ 1,959           $ 610             $ 12,060           $ 15,660           $ 16,018         $ 12,109

   1989  $12,265           $ 1,679           $ 292             $ 14,236           $ 16,164           $ 16,104           $ 11,412

   1988  $10,988           $ 977             $ 167             $ 12,132           $ 12,275           $ 12,222           $ 10,905

   1987  $9,401            $ 343             $ 143             $ 9,887            $ 10,526           $ 10,543           $ 10,443


Explanatory Notes: With an initial investment of $10,000 made on October 9, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
   $19,805    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to    $4,232 for dividends
and $3,024 f    or capital gains distributions. Tax consequences of
different investments have not been factored into the above figures.
GROWTH PORTFOLIO. During the ten-year period ended December 31, 1996, a
hypothetical $10,000 investment in Growth Portfolio would have grown    to
$41,000 as    suming all distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
GROWTH PORTFOLIO                           INDICES




Year     Value of      Value of          Value of          Total              S&P 500            DJIA               Cost of
Ende     Initial       Reinvested        Reinvested        Value                                                    Living
d        $10,000       Dividend          Capital Gain
         Investment    Distributions     Distributions

   1996  $31,047           $ 2,594           $ 7,359           $ 41,000           $ 41,499           $ 46,181           $ 14,353

   1995  $29,113           $ 2,330           $ 4,301           $ 35,744           $ 33,750           $ 35,882           $ 13,891

   1994  $21,625           $ 1,586           $ 3,195           $ 26,406           $ 24,532           $ 26,244         $ 13,548

   1993  $23,011           $ 1,542           $ 1,858           $ 26,411           $ 24,213           $ 25,001         $ 13,195

   1992  $19,701           $ 1,198           $ 1,226           $ 22,125           $ 21,996           $ 21,370         $ 12,842

   1991  $18,455           $ 1,071           $ 713             $ 20,239           $ 20,434           $ 19,916         $ 12,480

   1990  $12,871           $ 541             $ 497             $ 13,909           $ 15,660           $ 16,018         $ 12,109

   1989  $15,135           $ 399             $ 224             $ 15,758           $ 16,164           $ 16,104         $ 11,412

   1988  $11,685           $ 124             $ 173             $ 11,982           $ 12,275           $ 12,222         $ 10,905

   1987  $10,110           $ 106             $ 150             $ 10,366           $ 10,526           $ 10,543         $ 10,443


Explanatory Notes: With an initial investment of $10,000 made on December 31, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$16,555.     If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to    $1,196 for dividends
and $4,506     for capital gains distributions. Tax consequences of
different investments have not been factored into the above figures. OVERSEAS PORTFOLIO. During the period from January 28, 1987 (commencement of operations) to December 31, 1996, a hypothetical $10,000 investment in
Overseas Portfolio would have grown to    $21,254,      assuming all
distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
OVERSEAS PORTFOLIO   INDICES




Year    Value of           Value of          Value of        Total              S&P 500            DJIA               Cost of
Ended   Initial            Reinvested        Reinvested      Value                                                    Living**
        $10,000            Dividend          Capital Gain
        Investment         Distributions     Distributions

   1996 $ 18,840           $ 1,979           $ 435           $ 21,254           $ 36,629           $ 40,630           $ 14,263

   1995 $ 17,060            $ 1,571           $ 152           $ 18,783           $ 29,789           $ 31,568           $ 13,804

   1994 $ 15,670            $ 1,375           $ 71            $ 17,116           $ 21,653           $ 23,089           $ 13,462

   1993 $ 15,480            $ 1,276           $ 70            $ 16,826           $ 21,371           $ 21,996           $ 13,112

   1992 $ 11,530           $ 720             $ 0             $ 12,250           $ 19,414           $ 18,801           $ 12,761

   1991 $ 13,090           $ 631             $ 0             $ 13,721           $ 18,036           $ 17,522           $ 12,401

   1990 $ 12,420           $ 285             $ 0             $ 12,705           $ 13,822           $ 14,092           $ 12,032

   1989 $ 12,670           $ 250             $ 0             $ 12,920           $ 14,267           $ 14,168           $ 11,340

   1988 $ 10,110           $ 121             $ 0             $ 10,231           $ 10,834           $ 10,753           $ 10,836

   1987*$ 9,350            $ 112             $ 0             $ 9,462            $ 9,291            $ 9,276            $ 10,378


* From January 28, 1987 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 28, 1987, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$11,705. I    f distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to    $1,280 for dividends
and $330     for capital gains distributions. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the above figures.
INVESTMENT GRADE BOND PORTFOLIO. During the period from December 5, 1988 (commencement of operations) to December 31, 1996, a hypothetical $10,000 investment in Investment Grade Bond Portfolio would have grown to $18,891, assuming all distributions were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
INVESTMENT GRADE BOND PORTFOLIO                           INDICES




Year    Value of       Value of          Value of        Total              S&P 500            DJIA               Cost of
Ende    Initial        Reinvested        Reinvested      Value                                                    Living**
d       $10,000        Dividend          Capital Gain
        Investment     Distributions     Distributions

   1996 $ 12,240           $ 6,272           $ 379           $ 18,891           $ 34,627           $ 39,266           $13,184

   1995 $ 12,480           $ 5,441           $ 386           $ 18,307           $ 28,161           $ 30,509           $12,760

   1994 $ 11,020           $ 4,243           $ 341           $ 15,604           $ 20,469           $ 22,314           $12,444

   1993 $ 11,480           $ 4,420           $ 313           $ 16,213           $ 20,203           $ 21,257           $12,120

   1992 $ 10,970           $ 3,418           $ 223           $ 14,611           $ 18,353           $ 18,170           $11,796

   1991 $ 11,080           $ 2,596           $ 24            $ 13,700           $ 17,050           $ 16,934           $11,463

   1990 $ 9,920            $ 1,831           $ 21            $ 11,772           $ 13,067           $ 13,619           $11,122

   1989 $10,140            $ 921             $ 22            $ 11,083           $ 13,487           $ 13,692           $10,482

   1988*$ 10,000           $ 52              $ 0             $ 10,052           $ 10,242           $ 10,392           $10,017


* From December 5, 1988 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on December 5, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$15,886.     If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to    $4,484 for dividends
and $270     for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
ASSET MANAGER PORTFOLIO. During the period from September 6, 1989 (commencement of operations) to December 31, 1996, a hypothetical $10,000
investment in Asset Manager Portfolio would have grown to    $22,477,
    assuming all distributions were reinvested. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
ASSET MANAGER PORTFOLIO                           INDICES




Year    Value of       Value of          Value of          Total              S&P 500            DJIA               Cost of
Ende    Initial        Reinvested        Reinvested        Value                                                    Living**
d       $10,000        Dividend          Capital Gain
        Investment     Distributions     Distributions

   1996 $ 16,930           $ 3,418           $ 2,129           $ 22,477           $ 26,004           $ 29,109           $ 12,729

   1995 $ 15,790           $ 2,448           $ 1,375           $ 19,613           $ 21,148           $ 22,617           $ 12,319

   1994 $ 13,790           $ 1,779           $ 1,201           $ 16,770           $ 15,372           $ 16,542           $ 12,014

   1993 $ 15,420           $ 1,642           $ 795             $ 17,857           $ 15,172           $ 15,758         $ 11,701

   1992 $ 13,320           $ 1,004           $ 406             $ 14,730           $ 13,783           $ 13,470         $ 11,388

   1991 $ 12,550           $ 610             $ 25              $ 13,185           $ 12,804           $ 12,554         $ 11,067

   1990 $ 10,240           $ 497             $ 21              $ 10,758           $ 9,813            $ 10,096         $ 10,738

   1989*$ 9,970            $ 91              $ 20              $ 10,081           $ 10,128           $ 10,151           $ 10,120


* From September 6, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $116420,000 made on September 6, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $14,386. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,320 for dividends and $1,530 or capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
INDEX 500 PORTFOLIO. During the period from August 27, 1992 (commencement of operations) to December 31, 1996, a hypothetical $10,000 investment in Index 500 Portfolio would have grown to $19,844, assuming all distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
INDEX 500 PORTFOLIO                           INDICES




Year    Value of       Value of          Value of        Total              S&P 500            DJIA               Cost of
Ende    Initial        Reinvested        Reinvested      Value                                                    Living**
d       $10,000        Dividend          Capital Gain
        Investment     Distributions     Distributions

   1996 $ 17,810           $ 1,115           $ 921           $ 19,844           $ 20,090           $ 22,204           $ 11,256

   1995 $ 15,142           $ 750             $ 279           $ 16,171           $ 16,339           $ 17,252           $ 10,894

   1994 $ 11,244           $ 363             $ 180           $ 11,787           $ 11,876           $ 12,618           $ 10,625

   1993 $ 11,148           $ 360             $ 158           $ 11,666           $ 11,722           $ 12,021           $ 10,348

   1992*$ 10,520           $ 95              $ 16            $ 10,631           $ 10,648           $ 10,275           $ 10,071


* From August 27, 1992 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on August 27, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$11,451.     If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to    $722 for dividends
and $668     for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
CONTRAFUND PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1996, a hypothetical $10,000 investment in
Contrafund Portfolio would have grown to    $16,937,     assuming all
distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
CONTRAFUND PORTFOLIO                           INDICES




Year    Value of       Value of        Value of        Total             S&P 500           DJIA              Cost of
Ende    Initial        Reinvested      Reinvested      Value                                                 Living**
d       $10,000        Dividend        Capital Gain
        Investment     Distributions   Distributions

   1996 $ 16,560          $ 73            $ 304           $ 16,937          $ 16,915          $ 17,594          $ 10,595

1995*   $ 13,790       $ 61            $ 121           $ 13,972          $ 13,756          $ 13,670          $ 10,254


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 3, 1995, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $10,321. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $60 for dividends and $250 for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
ASSET MANAGER: GROWTH PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1996, a hypothetical $10,000
investment in Asset Manager: Growth Portfolio would have grown t   o
$14,767,     assuming all distributions were reinvested. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
ASSET MANAGER: GROWTH PORTFOLIO                           INDICES




Year Value of        Value of        Value of          Total              S&P 500            DJIA               Cost of
Ende Initial         Reinvested      Reinvested        Value                                                    Living**
d    $10,000         Dividend        Capital Gain
     Investment      Distributions   Distributions

1996    $ 13,100         $ 348           $ 1,319           $ 14,767           $ 16,915           $ 17,594           $ 10,595

1995*$ 11,770        $ 110           $ 422             $ 12,302           $ 13,756           $ 13,670           $ 10,254


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 3, 1995, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$11,554.     If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to    $320 for dividends
and $1,170     for capital gains distributions. Tax consequences of
different investments have not been factored into the above figures. BALANCED PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1996, a hypothetical $10,000 investment in
Balanced Portfolio would have grown to    $12,528,     assuming all
distributions were reinvested. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
BALANCED PORTFOLIO                           INDICES


Year    Value of          Value of        Value of        Total             S&P 500           DJIA              Cost of
Ende    Initial           Reinvested      Reinvested      Value                                                 Living**
d       $10,000           Dividend        Capital Gain
        Investment        Distributions   Distributions







1996       $ 12,230           $ 154           $ 144          $ 12,528          $ 16,915          $ 17,594          $ 10,595

1995*   $ 11,170           $ 141           $ 81           $ 11,392          $ 13,756          $ 13,670          $ 10,254


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 3, 1995, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$10,271.     If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to    $140 for dividends
and $130     for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
GROWTH OPPORTUNITIES PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1996, a hypothetical $10,000
investment in Growth Opportunities would have grown to    $15,673,
assuming all distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.



GROWTH OPPORTUNITIES PORTFOLIO                                            INDICES

Year  Value of          Value of        Value of        Total             S&P 500           DJIA              Cost of
Ended Initial           Reinvested      Reinvested      Value                                                 Living**
      $10,000           Dividend        Capital Gain
      Investment        Distributions   Distributions

1996     $ 15,400           $ 130           $ 143          $ 15,673          $ 16,915          $ 17,594          $ 10,595

1995* $ 13,070           $ 111           $ 71           $ 13,252          $ 13,756          $ 13,670          $ 10,254


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 3, 1995, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
   $10,231    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to    $110 for dividends
and $120     for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
The Asset Allocation Composite (for Asset Manager and Asset Manager:
Growth) Indices are hypothetical representations of the performance of the funds' three asset classes according to their respective weighting in each fund's neutral mix. The weightings are rebalanced monthly. Beginning January 1, 1997, the Asset Allocation Composite Index represents Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (10% - short-term/money market: 40% - bonds; and 50% stocks), and the Aggressive Asset Allocation Composite Index represents Asset Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term/money market: 25% - bonds; and 70% stocks). The following indices are used to calculate the three asset allocation composite indices: the Salomon Brothers 3-month T-Bill Total Rate of Return Index, representing the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments); the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgaged-backed securities with maturities of at least one year; and the S&P 500, a widely recognized, unmanaged index of common stocks. Prior to January 1, 1997 the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (20% - short-term instruments: 40% - bonds; and 40% stocks) and prior to January 1, 1997, the Aggressive Asset Allocation Composite Index represented Asset Manager:
Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term instruments: 30% - bonds; and 65% stocks). The following indices were used to calculate the three asset allocation composite indices: the Salomon Brothers 3-month T-Bill Total Rate of Return Index; the Lehman Brothers Treasury Bond Index, a widely utilized benchmark of bond market performance that includes virtually all long-term public obligations of the U.S. Treasury (bonds): and the S&P 500. Asset Manager and Asset Manager: Growth have the ability to invest in securities that are not included in any of the indices, and each fund's actual investment portfolio may not reflect the composition or the weighting of the indices used. The S&P 500 and the asset allocation composite indices include reinvestment of income or dividends and are based on the prices of unmanaged groups of stocks or U.S. Treasury obligations. Unlike each fund's returns, the indices do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds.
The following table represents the comparative indices calendar year-to-year performance of the fund's asset classes:

              SALOMON BROTHERS 3-MONTH    LEHMAN BROTHERS TREASURY
                                                                      S&P 500
              T-BILL TOTAL RATE OF        BOND INDEX
              RETURN INDEX

   1996           5.25%                       2.70%                       22.96%

   1995           5.75                     18.35                          37.58

   1994           4.24                     -3.38                          1.32

   1993           3.09                     10.68                          10.08

   1992           3.61                     7.21                           7.62

   1991           5.75                     15.29                          30.47

   1990           7.90                     8.54                           -3.10

   1989           8.64                     14.38                          31.69

   1988           6.76                     6.99                           16.61

   1987           5.91                     2.00                           5.10

   1986           6.23                     15.61                          18.56




From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Taxable (Money Market), which is reported in IBC's MONEY FUND REPORT(trademark), covers over 812 taxable money market funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. Bond funds, however, invest in longer-term instruments and their share prices change daily in response to a variety of factors.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.
A fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of December 31, 1996, FMR advised over $28 billion in tax-free fund assets, $96 billion in money market fund assets, $303 billion in equity fund assets, $61 billion in international fund assets, and $25 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
Each fund is available only through the purchase of variable annuity and variable life insurance contracts offering deferral of income taxes on earnings, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period. Individuals holding shares of a fund through a variable annuity or variable life insurance contract may receive additional tax benefits from the deferral of income taxes associated with variable contracts. Individuals should consult their tax advisors to determine the effect of holding variable contracts on their individual tax situations.
YIELDS AND TOTAL RETURNS QUOTED FOR A FUND INCLUDE THE FUND'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE YOU CAN PURCHASE SHARES OF EACH FUND ONLY THROUGH A VARIABLE ANNUITY AND/OR A VARIABLE LIFE INSURANCE CONTRACT, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a fund's performance has the effect of increasing the performance quoted.
INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1996. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the U.S. now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $5,080.3 ($8,621.7 including the U.S.) billion in 1995 to $5,749.4 ($10,078.9 including the U.S.) billion in 1996.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets are measured in billions of U.S. dollars as of December 31, 1996.
TOTAL MARKET CAPITALIZATION
Australia      $ 168.3       Japan                   $ 1,842.4

Austria         23.8         Netherlands              269.8

Belgium         67.9         Norway                   31.5

Canada          271.8        Singapore/Malaysia       76.7/148.3

Denmark         50.5         Spain                    129.0

France          395.0        Sweden                   143.8

Germany         465.9        Switzerland              321.0

Hong Kong       214.6        United Kingdom           1,093.6

Italy           175.6        United States            4,549.1

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of December 31, 1996.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA
Argentina                $ 30.6

Brazil                    109.9

Chile                     31.8

Colombia                  5.8

Mexico                    74.6

Venezuela                 9.8



Total Latin America      $ 271.0

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1996. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE MEASURED IN U.S. DOLLARS
Australia       17.8%       Japan                    -15.4%

Austria         4.9         Netherlands              28.5

Belgium         13.1        Norway                   29.2

Canada          29.3        Singapore/Malaysia      -6.9/25.9

Denmark         22.4        Spain                    41.3

France          21.8        Sweden                   38.0

Germany         14.1        Switzerland              2.8

Hong Kong       33.1        United Kingdom           27.4

Italy           13.4        United States            24.1

STOCK MARKET PERFORMANCE MEASURED IN LOCAL CURRENCY
Australia       10.4%       Japan                    -4.8%

Austria         12.9        Netherlands              38.7

Belgium         22.1        Norway                   30.6

Canada          29.9        Singapore/Malaysia      -7.9/25.2

Denmark         30.3        Spain                    51.5

France          29.5        Sweden                   42.2

Germany         22.9        Switzerland              20.0

Hong Kong       33.1        United Kingdom           15.6

Italy           8.7         United States            24.1

The following table shows the average annualized stock market returns measured in U.S. dollars as of December 31, 1996.
STOCK MARKET PERFORMANCE
 Five Years Ended Ten Years Ended
 December 31, 1996 December 31, 1996
Germany              10.89%           45.12%

Hong Kong            17.84            38.95

Japan                -3.63            5.91

Spain                5.38             19.33

United Kingdom       11.78            46.08

United States        12.70            43.60


PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated the day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1997: New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.
Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.
Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each fund intends to comply with these requirements.
Each fund intends to qualify each year as a "regulated investment company" for tax purposes, so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each fund intends to distribute substantially all its net taxable income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund also intends to comply with other tax rules applicable to regulated investment companies including a requirement that gross capital gains from selling securities held less than three months must constitute less than 30% of a fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments. Income and capital gain distributions are reinvested in additional shares of the fund. This is done to preserve the tax advantaged status of the variable contracts. Each fund is treated as a separate entity from the other funds of its respective trust for tax purposes. Money Market Portfolio may distribute any net realized short-term gains once each year, or more frequently if necessary, in order to maintain the fund's NAV at $1.00 per share and to comply with tax regulations.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
MONEY MARKET PORTFOLIO - As of December 31, 1996, the fund had a capital
loss carryforward of approxima   tely $29,000     which will expire on
December 31, 2002.
INVESTMENT GRADE BOND PORTFOLIO - As of December 31, 1996, the fund had a
capital loss carryforward of approximatel   y $1,514,000, of which $230,000
and $1,284,000     will expire on 2002 and 2004, respectively.
BALANCED PORTFOLIO - As of December 31, 1996, the fund has a capital loss
carryforward of approximatel   y $372,000 w    hich will expire on December
31, 2004.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d    (66),     Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD    (55),     Trustee and Senior Vice President, is
President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far
East) Inc.
RALPH F. CO   X (64), Truste    e (1991), is a management consultant
(1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVI   S (65), Trust    ee (1992). Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
E. BRADLEY JONES    (69), Truste    e. Prior to his retirement in 1984, Mr.
Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIR   K (64),     Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNC   H (53),     Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
GERALD C. McDONOUGH    (67),     Trustee and Vice-Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
EDWARD H. MALONE    (71), T    rustee. Prior to his retirement in 1985, Mr.
Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN    (63), Tru    stee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
WILLIAM O. McCOY    (63), T    rustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate, 1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan Flager Business School (University of North Carolina at Chapel
Hill).
THOMAS R. WILLIAM   S (68),     Trustee, is President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM J. HAYE   S (62), Vi    ce President (1994), is Vice President of
Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
ROBERT A. LAWRENCE    (44)    , Vice President (1994), is Vice President of
Fidelity's high income funds and Senior Vice President of FMR (1993). Prior to joining FMR, Mr. Lawrence was Managing Director of the High Yield Department for Citicorp (1984-1991).
FRED L. HENNING, JR.    (57)    , Vice President, is Vice President of
Fidelity's fixed-income funds (1995) and Senior Vice President of FMR
(1995).
SARAH H. ZENOBLE     (46),     Vice President, is Vice President of
Fidelity's money market  funds (1996) and Vice President of FMR Texas Inc.
JOHN TODD    (47), is Vice Pr    esident of Fidelity Asset Manager: Income,
Fidelity Asset Manager, and Fidelity Asset Manager: Growth and manager of their short-term and money market investments, which he has managed since December 1996. He also manages several other Fidelity funds. Mr. Todd joined Fidelity in 1981.
KEVIN GRANT    (36), is Vice     President and Manager of Investment Grade
Bond which he has managed since February 1997. He has also been co-manager of Balanced Portfolio since 1996. He also manages several other Fidelity funds. Prior to joining Fidelity, Mr. Grant was a vice president and chief mortgage strategist at Morgan Stanley for three years.
CHARLES MORRISO   N (56),     is Manager of Asset Manager and Asset
Manager: Growth's fixed-income investments, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity in 1987, Mr. Morrison has worked as an analyst and manager.
BARRY COFFM   AN (37), Vice     President of High Income Portfolio (1992),
is an employee of FMR.
JENNIFER G. FARRELLY    (33)    , Vice President of Index Portfolio (1996),
is an employee of FMR.
RICHARD C. HABERMAN   N (56),     Vice President of Asset Manager Portfolio
(1996) and Asset Manager: Growth Portfolio (1996), is an employee of FMR.
RICHARD R. MACE, J   R. (35), V    ice President of Overseas Portfolio
(1996) is an employee of FMR.
GEORGE VANDERHEI   DEN (51),     Vice President of Asset Manager Portfolio
(1996) and Asset Manager: Growth Portfolio (1996), is an employee of FMR.
STEPHEN PETERSEN    (41), V    ice President of Equity Income Portfolio
(1997), is an employee of FMR.
JENNIFER UHRI   G (36), Vic    e President of Growth Portfolio (1997), is
an employee of FMR.
BETH TERRANA    (39), Vi    ce President of Growth & Income Portfolio
(1996), is an employee of FMR.
BETTINA DOULT   ON (32), Vi    ce President of Balanced Portfolio (1996),
is an employee of FMR.
ARTHUR S. LO   RING (49), Secr    etary, is Senior Vice President (1993)
and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBE   R (49), T    reasurer (1995), is Treasurer of the
Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
ROBERT H. MORRISON    (56), M    anager of Security Transactions of
Fidelity's equity funds is Vice President of FMR.
JOHN H. COSTELL   O (50)    , Assistant Treasurer, is an employee of FMR.
LEONARD M. RUS   H (50), Assi    stant Treasurer (1994), is an employee of
FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1996.
COMPENSATION TABLE



Aggregate    J. Gary  Ralph F. Phyllis Richard Edward     E.      Donald  Peter S. William Gerald Edward Marvin  Thomas
Compensation Burkhea  Cox      Burke   J.      C.         Bradley J. Kirk Lynch
                                                                          (double
                                                                          dagger)  O.      C.     H.     L. Mann R.
from a
 Fund A      d(double
             dagger)           Davis   Flynn
                                       (double
                                       dagger)
                                       (double
                                       dagger) Johnson    Jones                    McCoy   McDono Malone         Williams
                                               3d(double
                                               dagger)                            (double
                                                                                  dagger)
                                                                                  (double
                                                                                  dagger)
                                                                                  (double
                                                                                  dagger)  ugh    (double
                                                                                                  dagger)
                                                                                                  (double
                                                                                                  dagger)

Money
 MarketB      $ 0     $309        $307 $384       $0        $307  $311       $ 0   $198    $311   $306   $ 302       $ 311

High
 IncomeC       0      407         397  498         0         397  402        0     260     402    403    398          402

Equity-
IncomeD,N      0      1960        1908 2,385       0       1,908 1,930       0     1,251  1,932   1,939  1,917        1,929

GrowthEN       0      1719        1682 2,107       0       1,682  1,702       0    1,115  1,705   1,700  1,680        1,702

OverseasFN     0      516         502  626         0         502  488          0   323    508     510    505          508

Investment
 Grade         0      68           66  82          0         66   67           0   42     67      67     67           67
BondG

Asset          0      1162        1144 1,423       0       1,144  1,156        0   704    1,155   1,149  1,137        1,156
ManagerH,N

Index 500I     0      143         138  175         0         138  140          0   103    141     143    140          139

ContrafundJ    0      484         468  591         0         468  475          0   344    477     481    474          474

Asset
 Manager:      0      42          40   50          0         40   41           0   30     41      41     41           41
GrowthK

BalancedL      0      23          22   28          0         22   23           0   16     23      23     23           23

Growth &       0      50          50   65          0         50   50           0   35     50      50     50           50
Income+

Growth         0      86          82   104         0         82   84           0   60     84      84     84           83
OpportunitiesM

TOTAL          0      137,70   134,70   168,00              134,70 136,20  0     85,333  136,20 136,20  134,70     136,20
COMPEN
SATION        0       0           0        0         0       0        0       0       0
FROM THE FUND
COMPLEX ++, A


   (double dagger) Interested trustees of each fund are compensated by FMR. (double dagger)(double dagger) Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
(double dagger)(double dagger)(double dagger) During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III.
+ Estimated
++ Information is as of December 31, 1996 for 235 funds in the complex.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $12, Phyllis Burke Davis, Richard J. Flynn, $0, $12, E. Bradley Jones, $12, Donald J. Kirk, $12, Gerald C. McDonough, $12, Edward H. Malone, $12, Marvin L. Mann, $12, and Thomas R. Williams, $12.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $15, Phyllis Burke Davis, Richard J. Flynn, $0, $15, E. Bradley Jones, $15, Donald J. Kirk, $15, Gerald C. McDonough, $15, Edward H. Malone, $15, Marvin L. Mann, $15, and Thomas R. Williams, $15.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $75, Phyllis Burke Davis, Richard J. Flynn, $0, $75, E. Bradley Jones, $75, Donald J. Kirk, $75, Gerald C. McDonough, $75, Edward H. Malone, $75, Marvin L. Mann, $75, and Thomas R. Williams, $75.
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $65, Phyllis Burke Davis, Richard J. Flynn, $0, $65, E. Bradley Jones, $65, Donald J. Kirk, $65, Gerald C. McDonough, $65, Edward H. Malone, $65, Marvin L. Mann, $65, and Thomas R. Williams, $65.
F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $20, Phyllis Burke Davis, Richard J. Flynn, $0, $20, E. Bradley Jones, $20, Donald J. Kirk, $20, Gerald C. McDonough, $20, Edward H. Malone, $20, Marvin L. Mann, $20, and Thomas R. Williams, $20.
G The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $3, Phyllis Burke Davis, Richard J. Flynn, $0, $3, E. Bradley Jones, $3, Donald J. Kirk, $3, William O. McCoy, $3, Gerald C. McDonough, $3, Edward H. Malone, $3, Marvin L. Mann, $3, and Thomas R. Williams, $3.
H The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $44, Phyllis Burke Davis, Richard J. Flynn, $0, $44, E. Bradley Jones, $44, Donald J. Kirk, $44, Gerald C. McDonough, $44, Edward H. Malone, $44, Marvin L. Mann, $44, and Thomas R. Williams, $44.
I The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $5, Phyllis Burke Davis, Richard J. Flynn, $0, $5, E. Bradley Jones, $5, Donald J. Kirk, $5, Gerald C. McDonough, $5, Edward H. Malone, $5, Marvin L. Mann, $5, and Thomas R. Williams, $5.
J The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $19, Phyllis Burke Davis, Richard J. Flynn, $0, $19, E. Bradley Jones, $19, Donald J. Kirk, $19, Gerald C. McDonough, $19, Edward H. Malone, $19, Marvin L. Mann, $19, and Thomas R. Williams, $19.
K The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $2, Phyllis Burke Davis, Richard J. Flynn, $0, $2, E. Bradley Jones, $2, Donald J. Kirk, $2, Gerald C. McDonough, $2, Edward H. Malone, $2, Marvin L. Mann, $2, and Thomas R. Williams, $2.
L The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $1, Phyllis Burke Davis, Richard J. Flynn, $0, $1, E. Bradley Jones, $1, Donald J. Kirk, $1, Gerald C. McDonough, $1, Edward H. Malone, $1, Marvin L. Mann, $1, and Thomas R. Williams, $1.
M The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $3, Phyllis Burke Davis, Richard J. Flynn, $0, $3, E. Bradley Jones, $3, Donald J. Kirk, $3, Gerald C. McDonough, $3, Edward H. Malone, $3, Marvin L. Mann, $3, and Thomas R. Williams, $3.
N For the fiscal year ended in 1996, certain of the non-interested trustees' aggregate compensation from certain funds includes accrued voluntary deferred compensation as follows: Equity-Income (Cox, $1,885, Malone, $1,864, Mann, $1,842); Growth (Cox, $1,654, Malone, $1,635, Mann,
$1,615); Overseas (Cox, $496, Malone, $490, Mann, $485); Asset Manager (Cox, $1,118, Malone, $1,105, Mann, $1,093).
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on the funds' assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
As of December 31, 1996, the Trustees, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. As of March 31, 1997, significant shares of the fund were held by the following companies with the figures beneath each fund representing that company's holdings as a percentage of that fund's total outstanding shares.



               Money  High  Equity- Growth Oversea Asset   Asset   Contrafun Index Balance Growth       Growth    Investmen
               Market Incom Incom          s       Manager Manager d         500   d       Opportunitie &         t Grade
                      e     e                              :Growth                         s            Income    Bond

   Fidelity
 Investments
 Life           41%  --      --     --     --      --      72%      --       43%    --      --          87%            32%
   Insurance
 Company
   (Boston,
 MA)

   Nationwide
 Life
 Insurance        -- 46%    28%     29%   37%      26%     --       23%     --     86%     80%          --             --
   Company
   (Columbus, OH)


MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FSC and FIIOC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's current management contract provides that it will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, each trust on behalf of each fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the cost of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. FMR is each fund's manager pursuant to management contracts dated as follows:



             Money   High    Equity-Inc Growth  Overseas Investment Asset   Growth & Balanced Index 500 Contrafun Asset    Growth
             Market  Income  ome                         Grade      Manager Income                      d       Manager:Opportunitie
                                                         Bond                                                     Growth   s

Contract     January January January    January January  January 1, January Decembe  Novembe  January   Novembe   Novembe  November
Dated        1, 1994 1, 1994 1, 1993    1, 1993 1, 1993  1993       1, 1993 r 19,    r 18,    1, 1993   r 1, 1994 r 1,1994 18, 1994
                                                                            1996      1994

Date         Decembe Decembe Decembe    Decembe Decembe  December   Decembe Decembe  Novembe  Decembe   Novembe   Novembe  November
Approved by  r 15,   r 15,   r 16,      r 16,   r 16,    16, 1992   r 16,   r 19,    r 21,    r 16,     r 9,1994  r 9,1994 21, 1994
Shareholders 1993    1993    1992       1992    1992                1992    1996     1994     1992


The management fee paid to FMR by Index 500 Portfolio is reduced by an amount equal to the fees and expenses of the non-interested Trustees.
MONEY MARKET PORTFOLIO: For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of a group fee rate and an individual fund fee rate (.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is .24% of average net assets.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $453 billion of group net assets
- the approximate level for December 1996 - was .1425%, which is the weighted average of the respective fee rates for each level of group net assets up to $453 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .3700%    $ 0.5 billion   .3700%

3          -     6           .3400     25              .2664

6          -     9           .3100     50              .2188

9          -     12          .2800     75              .1986

12         -     15          .2500     100             .1869

15         -     18          .2200     125             .1793

18         -     21          .2000     150             .1736

21         -     24          .1900     175             .1695

24         -     30          .1800     200             .1658

30         -     36          .1750     225             .1629

36         -     42          .1700     250             .1604

42         -     48          .1650     275             .1583

48         -     66          .1600     300             .1565

66         -     84          .1550     325             .1548

84         -     120         .1500     350             .1533

120        -     174         .1450     400             .1507

174        -     228         .1400

228        -     282         .1375

282        -     336         .1350

Over 336                     .1325

On August 1, 1994, FMR voluntarily revised the group fee rate schedule and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 120   -     156       .1450%             $150 billion   .1736%
              billion

156     -     192       .1400     175                     .1690

192     -     228       .1350     200                     .1652

228     -     264       .1300     225                     .1618

264     -     300       .1275     250                     .1587

300     -     336       .1250     275                     .1560

336     -     372       .1225     300                     .1536

372     -     408       .1200     325                     .1514

408     -     444       .1175     350                     .1494

444     -     480       .1150     375                     .1476

480     -     516       .1125     400                     .1459

Over                    .1100     425                     .1443
516

                                  450                     .1427

                                  475                     .1413

                                  500                     .1399

                                  525                     .1385

                                  550                     .1372

The individual fund fee rate for Money Market Portfolio is .03%.
One twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the fund's average net assets for the current month, giving a dollar amount, which is the fee for that month.
If the fund's monthly gross yield is 5% or less, the total management fee is the sum of the group fee and the individual fund fee. If the fund's monthly gross yield is greater than 5%, the management fee that FMR receives includes an income-based component. The income-based component equals 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is
 .24% (annualized) of average net assets, at a fund gross yield of 9%. Gross income for this purpose includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium. Realized and unrealized gains and losses, if any, are not included in gross income.
For the fiscal years ended December 31, 1996, 1995, and 1994, FMR
received    $1,949,039,  $1,881,213, and $1,178,543,  resp    ectively, for
its services as investment adviser to Money Market Portfolio. These fees were equivalent to .21%, .20%, and .14%, respectively, of the fund's average net assets for those years.
Prior to January 1, 1994, for the services of FMR under the contract, the fund paid FMR a monthly management fee computed on the basis of the fund's gross income. To the extent that the fund's monthly gross income of the fund was equivalent to an annualized yield of 5% or less, FMR received 4%
of that amount of the fund's gross income. In addition, to the extent that the fund's monthly gross income exceeded an annualized yield of 5%, FMR received 6% of that excess. For this purpose, gross income included interest accrued or discount earned (including both original issue and market discount), less amortization of premium. The amount of discount or premium on portfolio instruments was fixed at the time of purchase.
Realized and unrealized gains and losses, if any, were not included in gross income.
Pursuant to the terms of the contract, limitations were imposed on the compensation FMR could receive under the above formula. These limitations were based on the fund's average monthly net assets as follows:
AVERAGE MONTHLY NET ASSETS ANNUALIZED RATE
On the first $1.5 billion. .50%
On the portion in excess of $1.5 to $3.0 billion. .45%
On the portion in excess of $3.0 billion to $4.5 billion. .43%
On the portion in excess of $4.5 billion to $6.0 billion. .41%
On the portion in excess of $6.0 billion. .40%
HIGH INCOME AND INVESTMENT GRADE BOND PORTFOLIOS. For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $453 billion of group net assets
- the approximate level for December 1996 - was .1425%, which is the weighted average of the respective fee rates for each level of group net assets up to $453 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .3700%    $ 0.5 billion   .3700%

3          -     6           .3400     25              .2664

6          -     9           .3100     50              .2188

9          -     12          .2800     75              .1986

12         -     15          .2500     100             .1869

15         -     18          .2200     125             .1793

18         -     21          .2000     150             .1736

21         -     24          .1900     175             .1695

24         -     30          .1800     200             .1658

30         -     36          .1750     225             .1629

36         -     42          .1700     250             .1604

42         -     48          .1650     275             .1583

48         -     66          .1600     300             .1565

66         -     84          .1550     325             .1548

84         -     120         .1500     350             .1533

120        -     174         .1450     400             .1507

174        -     228         .1400

228        -     282         .1375

282        -     336         .1350

Over 336                     .1325

Under Investment Grade Bond's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR, on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised (in the case of Investment Grade Bond the prior extensions to) the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 120   -     156       .1450%    $150 billion   .1736%
              billion

156     -     192       .1400     175            .1690

192     -     228       .1350     200            .1652

228     -     264       .1300     225            .1618

264     -     300       .1275     250            .1587

300     -     336       .1250     275            .1560

336     -     372       .1225     300            .1536

372     -     408       .1200     325            .1514

408     -     444       .1175     350            .1494

444     -     480       .1150     375            .1476

480     -     516       .1125     400            .1459

Over                    .1100     425            .1443
516

                                  450            .1427

                                  475            .1413

                                  500            .1399

                                  525            .1385

                                  550            .1372

The individual fund fee rate for Investment Grade Bond Portfolio is .30%, and the individual fund fee rate for High Income Portfolio is .45%. Based on the average group net assets of the funds advised by FMR for December 1996, the annual management fee rate for each fund would be calculated as follows:
INVESTMENT GRADE BOND PORTFOLIO
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .1425%           +     .30%                       =     .4425%

HIGH INCOME PORTFOLIO
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .1425%           +     .45%                       =     .5925%

One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $903,441, $660,058, and $520,469, respectively, for its services as investment adviser to INVESTMENT GRADE BOND PORTFOLIO. These fees were equivalent to .45%, .45%, and .46%, respectively, of the average net assets of the fund for those years.
During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $7,422,311, $4,956,133, and $2,999,205, respectively, for its services as investment adviser to HIGH INCOME PORTFOLIO. These fees were equivalent to .59%, .60%, and .61%, respectively, of the average net assets of the fund for those years. On December 15, 1993, shareholders voted to increase the fund's individual fund fee rate from 0.35% to 0.45%. EQUITY-INCOME, BALANCED, GROWTH, GROWTH & INCOME, GROWTH OPPORTUNITIES, OVERSEAS, ASSET MANAGER, CONTRAFUND, AND ASSET MANAGER: GROWTH PORTFOLIOS. For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $453 billion of group net assets
- the approximate level for December 1996 - was .3021%, which is the weighted average of the respective fee rates for each level of group net assets up to $453 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .5200%    $ 0.5 billion   .5200%

3          -     6           .4900     25              .4238

6          -     9           .4600     50              .3823

9          -     12          .4300     75              .3626

12         -     15          .4000     100             .3512

15         -     18          .3850     125             .3430

18         -     21          .3700     150             .3371

21         -     24          .3600     175             .3325

24         -     30          .3500     200             .3284

30         -     36          .3450     225             .3253

36         -     42          .3400     250             .3223

42         -     48          .3350     275             .3198

48         -     66          .3250     300             .3175

66         -     84          .3200     325             .3153

84         -     102         .3150     350             .3133

102        -     138         .3100

138        -     174         .3050

174        -     228         .3000

228        -     282         .2950

282        -     336         .2900

Over 336                     .2850

Under Equity-Income, Growth, Overseas and Asset Manager Portfolios' current management contracts with FMR, the group fee rate is based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR, on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows (Asset Manager: Growth and Contrafund Portfolios' management contracts, dated November 1, 1994, include the following breakpoints in their fee schedules):
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 138   -     174       .3050%                $150 billion   .3371%
              billion

174     -     210       .3000     175                        .3325

210     -     246       .2950     200                        .3284

246     -     282       .2900     225                        .3249

282     -     318       .2850     250                        .3219

318     -     354       .2800     275                        .3190

354     -     390       .2750     300                        .3163

Over                    .2700     325                        .3137
390

                                  350                        .3113

                                  375                        .3090

                                  400                        .3067

On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate

$ 174   -     210       .3000%            $150 billion   .3371%
              billion

210     -     246       .2950     175                    .3325

246     -     282       .2900     200                    .3284

282     -     318       .2850     225                    .3249

318     -     354       .2800     250                    .3219

354     -     390       .2750     275                    .3190

390     -     426       .2700     300                    .3163

426     -     462       .2650     325                    .3137

462     -     498       .2600     350                    .3113

498     -     534       .2550     375                    .3090

Over                    .2500     400                    .3067
534

                                  425                    .3046

                                  450                    .3024

                                  475                    .3003

                                  500                    .2982

                                  525                    .2962

                                  550                    .2942

The individual fund fee rate for the funds are as follows: .15% for Balanced; .20% for Equity-Income Portfolio and Growth & Income; .25% for Asset Manager; .30% for Growth Opportunities, Growth, Asset Manager: Growth and Contrafund Portfolios; and .45% for Overseas Portfolio. Based on the average group net assets of the funds advised by FMR for December 1996, the annual management fee rate for each fund would be calculated as follows:
BALANCED PORTFOLIO
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .3021%           +     .15%                       =     .4521%

EQUITY-INCOME, AND GROWTH & INCOME PORTFOLIOS
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .3021%           +     .20%                       =     .5021%

ASSET MANAGER
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .3021%           +     .25%                       =     .5521%

GROWTH OPPORTUNITIES, GROWTH, CONTRAFUND AND ASSET MANAGER GROWTH
PORTFOLIOS
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .3021%           +     .30%                       =     .6021%

OVERSEAS PORTFOLIO
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .3021%           +     .45%                       =     .7521%

One-twelfth of the annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $30,150,885 , $17,818,979, and $9,165,293, respectively, for its services as investment adviser to EQUITY-INCOME PORTFOLIO. These fees were equivalent to .51% .51%, and .52%, respectively, of the average net assets of the fund for each of those years.
During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $31,760,621 , $19,591,048, and $10,585,482, respectively, for its services as investment adviser to GROWTH PORTFOLIO. These fees were equivalent to .61%, .61%, and .62%, respectively, of the average net assets of the fund for each of those years.
During the fiscal years ended December 31, 1996, and 1995, FMR received $356,604, and $75,801 for its services as investment adviser to BALANCED PORTFOLIO. These fees were equivalent to .48%, and .51%, respectively, of the average net assets of the fund for each of those years. Effective August 1, 1996, FMR voluntarily agreed to reduce the Balanced Portfolio's individual fund fee rate from .20% to .15%. If this agreement were not in effect, the management fee would have been equivalent to .50%.
During the fiscal years ended December 31, 1996, and 1995, FMR received $1,679,264, and $311,959, respectively, for its services as investment adviser to GROWTH OPPORTUNITIES PORTFOLIO. These fees were equivalent to
 .61%, and .61%, respectively, of the average net assets of the fund for each of those years.
During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $11,667,177, $9,837,952, and $8,646,616, respectively, for its services as investment adviser to OVERSEAS PORTFOLIO. These fees were equivalent to .76%, .76%, .77%, respectively, of the average net assets of the fund for each of those years.
During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $22,022,749, $23,174,840, and $22,080,801, respectively, for its services as investment adviser to ASSET MANAGER PORTFOLIO. These fees were equivalent to .64%, .71%, and .72%, respectively, of the average net assets of the fund for each of those years. Effective August 1, 1996, FMR voluntarily agreed to reduce the Asset Manager Portfolio's individual fund fee rate from .40% to .25%. If this agreement were not in effect, the management fee would have been equivalent to .70%.
During the fiscal year ended December 31, 1996, and 1995, FMR received $906,614 and $261,324 for its services as investment adviser to ASSET
MANAGER: GROWTH PORTFOLIO. These fees were equivalent to .65% and .71%, respectively, of the average net assets of the fund for each of those years. Effective August 1, 1996, FMR voluntarily agreed to reduce the Asset
Manager: Growth Portfolio's individual fund fee rate from .40% to .30%. If this agreement were not in effect, the management fee would have been equivalent to .69%.
During the fiscal year ended December 31, 1996 and 1995, FRM received $9,539,179 and$2,316,458 for its service as investment adviser to CONTRAFUND PORTFOLIO. These fees were equivalent to .61% and .61%, respectively, of the average net assets of the fund for each of those years.
       INDEX 500 PORTFOLIO.    For the services of FMR under the contract,
the fund pays FMR a monthly management fee at the annual rate of .28% of the average net assets of the fund throughout the month. During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $1,346,765, $351,136, and $103,136, respectively, before any reimbursement of expenses by FMR.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase a fund's total returns and yield and repayment of the reimbursement by a fund will lower its total returns and yield.
FMR has voluntarily agreed, subject to revision or termination, to reimburse a fund if, and to the extent that, its aggregate operating expenses, including management fees, exceed of a specified annual rate for the fund. The following provides the expense cap and the date the cap was imposed: September 19, 1985 (1.00%) for High Income Portfolio, December 30,
1996    (1.00%) fo    r Growth & Income Portfolio; October 9, 1986 (1.50%)
for Equity-Income, and Growth Portfolios, January 3, 1995 (1.50%) for Balanced Portfolio; January 28, 1987 (1.50%) for Overseas Portfolio; December 5, 1988 (.80%) for Investment Grade Bond Portfolio; January 1, 1990 (1.25%) for Asset Manager Portfolio; August 27, 1992 (.28%) for Index 500 Portfolio; and January 3, 1995 (1.00%) for Asset Manager: Growth and Contrafund Portfolios; January 3, 1995 (1.50%) for Growth Opportunities Portfolio. Under this arrangement, FMR reimbursed Index 500
$738,274    ,  $241,437,  and $195,500,  respectively for fiscal years ended December 31, 1996, 1995 and 1994 and Asset Manager: Growth $46,008 for the fiscal year ended December 31, 1995.
SUB-ADVISERS. On behalf of HIGH INCOME, BALANCED, GROWTH & INCOME, GROWTH OPPORTUNITIES, ASSET MANAGER, CONTRAFUND and ASSET MANAGER: GROWTH PORTFOLIOS, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of OVERSEAS PORTFOLIO, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of High Income, Contrafund, Asset Manager: Growth and Overseas Portfolios, FMR may also grant the sub-advisers investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to a fund.
Currently, FMR U.K., FMR Far East, FIIA, and FIIAL U.K. each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIIA is a wholly owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which FIIA has provided FMR with investment advice and research services. (small solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
For providing investment advice and research services, the fees paid to the sub-advisers for fiscal 1995, 1994, and 1993 were as follows:
OVERSEAS PORTFOLIO
Fiscal Year   FMR U.K.            FMR Far East        FIIA   FIIAL U.K.

1996              $ 934,318           $ 897,170       --     --

1995           $ 744,061           $ 768,046          --     --

1994           $ 387,086           $ 425,049          --     --

ASSET MANAGER: GROWTH PORTFOLIO
Fiscal Year   FMR U.K.          FMR Far East

1996              $ 9,362           $ 9,146

1995           $ 4,252           $ 5,046

ASSET MANAGER PORTFOLIO
Fiscal Year   FMR U.K.            FMR Far East

1996              $ 308,946           $ 305,205

1995.          $ 425,265           $ 471,463

1994           $ 147,227           $ 190,254

1993           $ 139,893           $ 227,112

CONTRAFUND PORTFOLIO
Fiscal Year   FMR U.K.           FMR Far East

1996              $ 79,710           $ 78,354

1995           $ 13,324           $ 15,011

BALANCED PORTFOLIO
Fiscal Year   FMR U.K.          FMR Far East

1996              $ 4,632           $ 4,355

1995           $ 1,361           $ 1,598

GROWTH OPPORTUNITIES PORTFOLIO
Fiscal Year   FMR U.K.           FMR Far East

1996              $ 15,833           $ 15,008

1995           $ 2,167            $ 2,421

For providing discretionary investment management and executing portfolio transactions, FMR, on behalf of Overseas Portfolio paid FMR U.K. fees totaling $376,357 for fiscal 1992. For providing discretionary investment management and executing portfolio transactions, no fees were paid by FMR on behalf of Overseas Portfolio to the sub-advisers during the fiscal years ended 1995 and 1994.
FMR entered into the sub-advisory agreements described above as follows:
April 1, 1992 for Overseas; January 1, 1994 for High Income; November 1, 1994 for Contrafund and Asset Manager: Growth Portfolios, and November 18, 1994 for Balanced and Growth Opportunities Portfolio. The agreements were approved by shareholders as follows: March 25, 1992 for Overseas, December 15, 1993 for High Income; November 9, 1994 for Contrafund and Asset
Manager: Growth; and November 21, 1994 for Balanced and Growth Opportunities Portfolio.
On behalf of MONEY MARKET PORTFOLIO, FMR has entered into a sub-advisory agreement with FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to the fund.
Under the sub-advisory agreement, dated January 1, 1990, which was approved by the fund's shareholders December 13, 1989, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. On behalf of the fund, for the fiscal years ended December 31,
1996,     1995, and 1994, FMR paid FMR Texas fees of    $974,519,
$940,607, and $589,272, respectively.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of the funds (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of each fund. In addition, each Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of each fund, or to third parties, including banks, that render shareholder support services.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plans do not authorize payments by a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships. Money Market, High Income, Equity-Income and Growth Portfolios' Plans were approved by the fund's respective shareholders on December 11, 1986. Overseas Portfolio's Plan was approved by the fund's shareholders on November 18, 1987. The Plans for Investment Grade Bond Portfolio and Asset Manager Portfolio's Plans were approved by the funds' respective shareholders on December 13, 1989. Index 500 Portfolio's Plan was approved by the fund shareholders on December 16, 1992. Contrafund and Asset Manager: Growth Portfolios' Plans were approved by FMR as the then sole shareholder on November 9, 1994. Balanced and Growth Opportunities Portfolios' Plans were approved by FMR as the then sole shareholder on November 21, 1994. Growth & Income Portfolio's Plan was approved by FMR as the then sole shareholder on December 19, 1996.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
   Each fund has an agreement with FSC, an affiliate of FMR Corp., under which FSC determines the NAV per share and dividends of each fund and maintains the portfolio and general accounting records of each fund. The fee rates in effect as of January 1, 1996, are based on each fund's average net assets as follows: for Money Market, 0.0175% for the first $500 million of average net assets and 0.0075% for average net assets in excess of $500 million; for High Income and Overseas, 0.075% for the first $500 million of average net assets and 0.0375% for average net assets in excess of $500 million; for Investment Grade Bond Portfolio, 0.04% for the first $500 million of average net assets and .02% for average net assets in excess of $500 million; and for Balanced, Growth & Income, Growth Opportunities, Equity-Income, Growth, Asset Manager, Contrafund, Asset Manager: Growth and Index 500 Portfolios, 0.06% for the first $500 million of average net assets and 0.03% for average net assets in excess of $500 million. The fee for Money Market Portfolio is limited to a minimum of $40,000 and a maximum of $800,000 per year. The fee for High Income, Equity Income, Growth, Overseas, Asset Manager, Investment Grade Bond, Index 500, Contrafund and Asset Manager: Growth Portfolios is limited to a minimum of $60,000 and a maximum of $800,000 per year.
The following are the fees paid by each fund to FSC for the last three fiscal years:



       Money              High               Equity-            Growth             Overseas           Investment        Asset
       Market             Income             Income                                                   Grade Bond        Manager

1996      $120,582          $662,535          $809,457          $808,115          $ 760,136          $ 82,156          $ 808,547

1995   $ 107,886          $ 266,623          $ 760,752          $ 760,478          $ 551,039          $ 58,943          $ 758,063

1994   $ 92,003           $ 197,109          $ 669,962          $ 664,914          $ 491,242          $ 46,617          $ 751,546



       Asset Manager:    Contrafund         Index 500          Balanced          Growth
       Growth                                                                    Opportunities

1996      $ 87,337          $ 622,337          $ 271,956          $ 59,115          $ 167,116

1995   $ 44,863          $ 210,939          $ 76,868           $ 46,084          $ 52,050

1994   N/A               N/A                $ 45,097           N/A               N/A


Each fund utilizes FIIOC, an affiliate of FMR Corp., to maintain the master accounts of the participating insurance companies. Under the contract, each fund pays an account fee of $125 and an asset based fee of 0.050% for each account. The asset-based fees of the growth and growth and income funds are subject to adjustment if the year-to-date total return of the S&P 500 is greater than positive or negative 15%. In addition to providing transfer agent and shareholder servicing functions, FIIOC pays all transfer agent out-of-pocket expenses and also pays for typesetting, printing and mailing Prospectuses, Statements of Additional Information, reports, notices and statements to shareholders allocable to the master account of participating insurance companies.
The following are the fees paid by each fund to FIIOC (including reimbursement for out-of-pocket expenses) for the last three fiscal years:



       Money            High               Equity-              Growth               Overseas           Investment         Asset
       Market           Income             Income                                                       Grade Bond         Manager

1996     $695,000         $642,108         $2,072,078          $2,349,217          $875,218          $131,401       $1,783,138

1995  $ 390,358        $ 417,742          $ 1,660,720          $ 1,536,285          $ 612,828          $ 81,906           $ 957,173

1994  $ 115,837        $ 163,055          N/A                  $ 7,612              $ 173,157          $ 90,382           $ 50,231



       Asset Manager:    Contrafund         Index 500          Balanced          Growth
       Growth                                                                    Opportunities

1996      $ 83,612          $ 625,364          $ 371,324          $ 34,808          $ 164,052

1995   $ 17,123          $ 159,152          $ 65,837           $ 7,545           $ 18,071

1994   N/A               N/A                $ 89,940           N/A               N/A


If a portion of each applicable fund's brokerage commissions had not been allocated toward payment of these fees, the transfer agent fees for the last three fiscal years would have been as follows (not applicable for Money Market, and Investment Grade Bond Portfolios):



     High        Equity     Growth     Asset      Asset      Contrafund Growth    Balanced  Overseas           Index 500
     Income      Income     Portfolio  Manager    Manager:              Opportunitie
     Portfolio   Portfolio             Portfolio  Growth                s
                                                  Portfolio

1996    $670,254 $3,382,642 $3,029,150 $2,187,494 $103,447   $1,141,270 $184,791  $43,812   $892,751          $ 371,637

1995 $ 427,444   $1,660,720 $1,536,285 $1,545,902 $18,490    $185,309   $25,521   $7,710    $612,828          $ 65,837

1994 $ 163,055   $192,500   $212,064   $181,816   N/A        N/A        N/A       N/A       $173,157          $ 89,940


FSC also receives fees for administering a fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. For fiscal 1996, 1995, and 1994, no securities lending fees were incurred by the funds.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUST ORGANIZATION. Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio are funds of Variable Insurance Products Fund, an open-end management investment company organized as a Massachusetts business trust on November 13, 1981. In July 1985, pursuant to shareholder approval, the Declaration of Trust was amended to change the name of the Trust from Fidelity Cash Reserves II to Variable Insurance Products Fund. The Declaration of Trust permits the Trustees to create additional funds.
Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Contrafund Portfolio, and Asset Manager: Growth Portfolio are funds of Variable Insurance Products Fund II, an open-end management investment company organized as a Massachusetts business trust on March 21, 1988. The Declaration of Trust permits the Trustees to create additional funds.
Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio are funds of Variable Insurance Products Fund III, an open-end management investment company organized as a Massachusetts business trust on July 14, 1994. The name of the trust was changed from Fidelity Advisor Annuity Fund to Variable Insurance Products Fund III on December 30, 1996. The Advisor Annuity Income & Growth Fund's name was changed to Balanced Portfolio on December 30, 1996. The Advisor Annuity Growth Opportunities Fund's name was changed to Growth Opportunities Portfolio on December 30, 1996. The Declaration of Trust permits the Trustees to create additional funds.
Investments in each trust may be made only by the separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts issued by insurance companies.
The Declarations of trust permit the Trustees to create additional funds. In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of trust protect Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or fund may, as set forth in the Declarations of trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund. If not so terminated, each trust or fund will continue indefinitely.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York New York, is custodian of Money Market, High Income and Investment Grade Bond Portfolios' assets; The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, is custodian of Equity-Income, Balanced, Growth & Income, Overseas, Asset Manager: Growth, and Asset Manager Portfolios' assets; and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of Growth, Growth Opportunities, Contrafund, and Index 500 Portfolios' assets. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in obligations of the custodians and may purchase or sell securities from or to the custodians. The Bank of New York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions. Investors should understand that the expense ratio for the Overseas Portfolio may be higher than that of investment companies which invest exclusively in domestic securities since the cost of maintaining the custody of foreign securities is higher.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Brown Brothers Harriman & Co. leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships. AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts (1999 Bryan Street, Suite 3000 Dallas, Texas, for Money Market Portfolio), serves as independent accountant of Variable Insurance Products Fund and Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant of Variable Insurance Products Fund II and Variable Insurance Products Fund III. Each auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal
year ended December 31, 1996, and the report of the auditors    thereon are
included in the fund's Annual Reports, which are separate reports supplied with this SAI. Each fund's financial statements, including the financial highlights, and the report of the auditors are incorporated herein by reference. For an additional copy of the fund's Annual Reports, contact your insurance company or FDC at 1-800-544-2442.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF COMMERCIAL PAPER Moody's assigns short-term debt ratings to obligations which have an original maturity not exceeding one year.
Issuers rated PRIME-1 (or related supporting institutions) have a superior ability for repayment of principal and payment of interest.
Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of principal and payment of interest.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF COMMERCIAL PAPER
Debt issues considered short-term in the relevant market may be assigned a Standard & Poor's commercial paper rating.
A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS
Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
THE 500 STOCKS IN THE S&P 500 INDEX. The following is a list of the 500
stocks comprising the S&P 500 as of    February 29, 1996.
Abbott Labs
Advanced Micro Devices Inc.
Aetna Life & Casualty Co.
Ahmanson (H.F.) & Co.
Air Products & Chemicals Inc.
Airtouch Communications
Alberto Culver Co.
Albertson's Inc.
Alcan Aluminum Ltd.
Alco Standard Corp.
Alexander & Alexander
Allergan Inc.
Allied-Signal Inc.
Allstate Corp.
ALL TEL Corp.
Aluminum Co. of America
ALZA Corp.
Amdahl Corp.
Amerada Hess Corp.
American Brands Inc.
American Electric Power Inc.
American Express Co.
American Gen Corp.
American Greetings Corp.
American Home Products Corp.
American Int'l. Group Inc.
American Stores Co.
Ameritech Corp.
Amgen Inc.
Amoco Corp.
AMP Inc.
AMR Corp.
Andrew Corp.
Anheuser-Busch Cos. Inc.
Apple Computer Inc.
Applied Materials Inc.
Archer Daniels Midland Co.
Armco Inc.
Armstrong World Industries Inc.
ASARCO Inc.
Ashland Inc.
AT&T Corp.
Atlantic Richfield Co.
Autodesk Inc.
Automatic Data Processing
Avery Dennison Corp.
Avon Products Inc.
Baker Hughes Inc.
Ball Corp.
Bally Entertainment Corp.
Baltimore Gas & Electric Co.
Banc One Corp.
Bank New York Inc.
Bank of Boston Corp.
BankAmerica Corp.
Bankers Trust N.Y. Corp.
Bard (C.R.) Inc.
Barnett Banks Inc.
Barrick Gold Corp.
Bausch & Lomb Inc.
Baxter International Inc.
Bay Networks Inc.
Becton Dickinson & Co.
Bell Atlantic Corp.
BellSouth Corp.
Bemis Inc.
Beneficial Corp.
Bethlehem Steel Corp.
Beverly Enterprises Inc.
Biomet Inc.
Black & Decker Corp.
Block H&R Inc.
Boatmen's Bancshares Inc.
Boeing Co.
Boise Cascade Corp.
Boston Scientific Corp.
Briggs & Stratton Corp.
Bristol-Myers Squibb Co.
Brown Forman Corp.
Brown Group Inc.
Browning-Ferris Industries Inc.
Brunswick Corp.
Burlington Northern Santa Fe
Burlington Resources Inc.
Cabletron Sys Inc.
Caliber Sys Inc.
Campbell Soup Co.
Carolina Power & Light Co.
Cast Corp.
Caterpillar Inc.
Centex Corp.
Central & South West Corp.
Ceridian Corp.
Champion International Corp.
Charming Shoppes Inc.
Chase Manhattan Corp.
Chemical Banking Corp.
Chevron Corp.
Chrysler Corp.
Chubb Corp.
CIGNA Corp.
Cincinnati Milacron Inc.
Cinergy Corp.
Circuit City Stores Inc.
Cisco Systems Inc.
Citicorp
Clorox Co.
Coastal Corp.
Coca Cola Co.
Colgate-Palmolive Co.
Columbia
Columbia Gas System Inc.
3 Com Corp.
Comcast Corp.
Comerica Inc.
Community Psych Centers
Compaq Computer Corp.
Computer Associates Intl. Inc.
Computer Sciences Corp.
ConAgra Inc.
Conrail Inc.
Consolidated Edison Co. N.Y.
Consolidated Freightways Inc.
Consolidated Natural Gas Co.
Cooper Industries Inc.
Cooper Tire & Rubber Co.
Coors (Adolph) Co.
CoreStates Financial Corp.
Corning Inc.
CPC International Inc.
Crane Co.
Cray Research Inc.
Crown Cork & Seal Inc.
CSX Corp.
CUC Int'l. Inc.
Cummins Engine Inc.
Cyprus Amax Minerals Co.
Dana Corp.
Darden Restaurants Inc.
Data General Corp.
Dayton Hudson Corp.
Dean Witter Discover & Co.
Deere & Co.
Delta Air Lines Inc.
Deluxe Corp.
Dial Corp.
Digital Equipment Corp.
Dillard Department Stores Inc.
Dominion Resources Inc.
Donnelley (R.R.) & Sons Co.
Dover Corp.
Dow Chemical Co.
Dow Jones & Co. Inc.
Dresser Industries Inc.
DSC Communications Corp.
DTE Energy Co.
Du Pont (E.I.) de Nemours &Co
Duke Power
Dun & Bradstreet
EG&G Inc.
Eastern Enterprises
Eastman Chemical Co.
Eastman Kodak Co.
Eaton Corp.
Echlin Inc.
Echo Bay Mines Ltd.
Ecolab Inc.
Edison Int'l.
Emerson Electric Co.
Engelhard Corp.
Enron Corp.
Enserch Corp.
Entergy Corp.
Exxon Corp.
Federal Express Corp.
Federal Home Loan Mtg. Corp.
Federal Natl. Mtge. Assn.
Federal Paper Board Inc.
Federated Dept. Stores Inc.
First Bank System Inc.
First Chicago NBD Corp.
First Data Corp.
First Fidelity Bancorp
First Interstate Bancorp
First Union Corp.
Fleet Financial Group Inc.
Fleetwood Enterprises Inc.
Fleming Cos. Inc.
Fluor Corp.
FMC Corp.
Ford Motor Co.
Foster Wheeler
FPL Group Inc.
Freeport McMoran Copper/Gold
Fruit of the Loom Inc.
Gannett Inc.
Gap Inc.
General Dynamics Corp.
General Electric Co.
General Mills Inc.
General Motors Corp.
General Public Utilities Corp.
General Re Corp.
General Signal Corp.
Genuine Parts Co.
Georgia-Pacific Corp.
Giant Food Inc.
Giddings & Lewis Inc.
Gillette Co.
Golden West Financial Corp.
Goodrich (B.F.) Co.
Goodyear Tire & Rubber Co.
Grace (W.R.) & Co.
Grainger (W.W.) Inc.
Great A&P TEA Inc.
Great Lakes Chemical Corp.
Great Western Financial Corp.
GTE Corp.
Halliburton Co.
Handleman Co.
Harcourt General Inc.
Harland (J.H.) Co.
Harnischfeger Indus. Inc.
Harrahs Entertainment Inc.
Harris Corp.
Hartmarx Corp.
Hasbro Inc.
Heinz (H.J.) Co.
Helmerich & Payne Inc.
Hercules Inc.
Hershey Foods Corp.
Hewlett-Packard Co.
Hilton Hotels Corp.
Home Depot Inc.
Homestake Mining Co.
Honeywell Inc.
Household International Inc.
Houston Industries Inc.
Humana Inc.
Illinois Tool Works Inc.
Inco Ltd.
Ingersoll-Rand Co.
Inland Steel Ind. Inc.
Intel Corp.
Intergraph Corp.
International Bus. Machines
International Flav/Frag
International Paper Co.
Interpublic Group Cos. Inc.
ITT Corp.
ITT Hartford Group Inc.
ITT Industries Inc.
James River Corp.
Jefferson-Pilot Corp.
Johnson Controls Inc.
Johnson & Johnson
Jostens Inc.
K Mart
Kaufman & Broad Home Corp.
Kellogg Co.
Kerr-McGee Corp.
KeyCorp
Kimberly-Clark Corp.
King World Productions Inc.
Knight-Ridder Inc.
Kroger Co.
Laidlaw Inc.
Lilly (Eli) & Co.
Limited Inc.
Lincoln National Corp.
Liz Claiborne Inc.
Lockheed Martin Corp.
Loews Corp.
Longs Drug Stores Corp.
Loral Corp.
Louisiana Land & Exploration
Louisiana Pacific Corp.
Lowe's Cos. Inc.
LSI Logic Corp.
Luby's Cafeterias Inc.
Maillinckrodt Group Inc.
Manor Care Inc.
Marriott Int'l Inc.
Marsh & McLennan Cos. Inc.
Masco Corp.
Mattel Inc.
May Dept. Stores Co.
Maytag Corp.
MBNA Corp.
McDermott International Inc.
McDonald's Corp.
McDonnell Douglas Corp.
McGraw-Hill Companies Inc.
MCI Communications Corp.
Mead Corp.
Medtronic Inc.
Mellon Bank Corp.
Melville Corp.
Mercantile Stores Inc.
Merck & Co. Inc.
Meredith Corp.
Merrill Lynch & Co. Inc.
Micron Technology Inc.
Microsoft Corp.
Millipore Corp.
Minn. Mining & Mfg. Co.
Mobil Corp.
Monsanto Co.
Moore Ltd.
Morgan (J.P.) & Co. Inc.
Morgan Stanley Group Inc.
Morton International Inc.
Motorola Inc.
NACCO Ind. Inc.
Nalco Chemical Co.
National City Corp.
National Semiconductor Corp.
National Service Ind. Inc.
NationsBank Corp.
Navistar International Corp.
New York Times Co.
Newell Co.
Newmont Mining Corp.
Niagara Mohawk Power Corp.
NICOR Inc.
Nike Inc.
NorAm Energy Corp.
Nordstrom Inc.
Norfolk Southern Corp.
Northern States Power Co.
Northern Telecom Ltd.
Northrop Grumman Corp.
Norwest Corp.
Novell Inc.
Nucor Corp.
Nynex Corp.
Occidental Petroleum Corp.
Ogden Corp.
Ohio Edison Co.
ONEOK Inc.
Oracle Corp.
Oryx Energy Co.
Outboard Marine Corp.
Owens Corning
PACCAR Inc.
Pacific Enterprises
Pacific Gas & Electric Co.
Pacific Telesis Group
PacifiCorp
Pall Corp.
Panhandle Eastern Corp.
Parker-Hannifin Corp.
PECO Energy Co.
Penney (J.C.) Inc.
Pennzoil Co.
Peoples Energy Corp.
Pep Boys
PepsiCo Inc.
Perkin-Elmer Corp.
Pfizer Inc.
Phelps Dodge Corp.
Pharmacia & UpJohn Inc.
Philip Morris Cos. Inc.
Phillips Petroleum Co.
Pioneer Hi-Bred Int'l Inc.
Pitney-Bowes Inc.
Placer Dome Inc.
PNC Bank Corp.
Polaroid Corp.
Potlatch Corp.
PPG Industries Inc.
PP&L Resources Inc.
Praxair Inc.
Premark International Inc.
Price
Procter & Gamble Co.
Providian Corp.
Public Service Enterprises
Pulte Corp.
Quaker Oats Co.
Ralston Purina Co.
Raychem Corp.
Raytheon Co.
Reebok International Ltd.
Republic NY Corp.
Reynolds Metals Co.
Rite Aid Corp.
Rockwell International Corp.
Rohm & Haas Co.
Rowan Cos. Inc.
Royal Dutch Petroleum Co.
Rubbermaid Inc.
Russell Corp.
Ryan's Family Steak Houses
Ryder System Inc.
SAFECO Corp.
Safety-Kleen Corp.
Salomon Inc.
Santa Fe Energy Resources Inc.
Santa Fe Pacific Gold Corp.
Sara Lee Corp.
SBC Communications Inc.
Schering-Plough Corp.
Schlumberger Ltd.
Scientific-Atlanta Inc.
Seagram Ltd.
Sears Roebuck & Co.
Service Corp. International
Shared Medical Systems Corp.
Sherwin-Williams Co.
Shoney's Inc.
Sigma Aldrich Corp.
Silicon Graphics Inc.
Snap-On Inc.
Sonat Inc.
Southern Co.
Southwest Airlines Co.
Springs Industries Inc.
Sprint Corp.
Stanley Works
Stone Container Corp.
Stride Rite Corp.
St. Jude Medical Inc.
St. Paul Cos. Inc.
Sun Inc.
Sun Microsystem Inc.
SunTrust Banks Inc.
Supervalu Inc.
Sysco Corp.
Tandem Computers Inc.
Tandy Corp.
Tektronix Inc.
Tele-Communications Inc.
Teledyne Inc.
Tellabs Inc.
Temple-Inland Inc.
Tenet Healthcare Corp.
Tenneco Inc.
Texaco Inc.
Texas Instruments Inc.
Texas Utilities Co.
Textron Inc.
Thomas & Betts Corp.
Time Warner Inc.
Times Mirror Co.
Timken Co.
TJX Companies Inc.
Torchmark Corp.
Toys R Us Inc.
Transamerica Corp.
Travelers Group Inc.
Tribune Co.
Trinova Corp.
TRW Inc.
Tyco Int'l Limited
Unicom Corp.
Unilever N.V.
Union Camp Corp.
Union Carbide Corp.
Union Electric Co.
Union Pacific
Unisys Corp.
United Healthcare Corp.
United Technologies Corp.
Unocal Corp.
UNUM Corp.
U.S. Bancorp
U.S. Healthcare Inc.
U.S. Surgical Corp.
U.S. West Inc.
USAir Group Inc.
USF&G Corp.
USLIFE Corp.
UST Inc.
USX-Marathon Group
USX-U.S. Steel Group
Varity Corp.
V.F. Corp.
Viacom Inc.
Wachovia Corp.
Walgreen Co.
Wal-Mart Stores Inc.
Walt Disney Co.
Warner-Lambert Co.
Wells Fargo & Co.
Wendy's International Inc.
Western Atlas Inc.
Westinghouse Electric Corp.
Westvaco Corp.
Weyerhaeuser Corp.
Whirlpool Corp.
Whitman Corp.
Williamette Industries Inc.
Williams Cos. Inc.
Winn-Dixie Stores Inc.
WMX Technologies Inc.
Woolworth Corp.
Worthington Ind. Inc.
Wrigley (Wm.) Jr. Co.
Xerox Corp.
Yellow Corp.